AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

This Agreement is made as of September 15, 2017 by and among each management investment company identified on Appendix A hereto (each such management investment company made subject to this Agreement in accordance with Section 19.5 below, shall hereinafter be referred to as the “Fund”), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the “Custodian”). Each Fund and the Custodian agree that this Agreement merges, integrates and supersedes all prior agreements, side letters and understandings between the parties with respect to the matters contained herein; provided, however, that the continuation of any other agreements that may reference the Master Custodian Agreement between the Custodian and the Fund dated prior to the date hereof (“Prior Agreement”) is not intended to be affected by the fact of this amendment and restatement of the Master Custodian Agreement, and reference in such other agreements to a Prior Agreement shall be considered to be a reference to this Agreement effective as of the date of this Agreement (provided that matters relating to the time period prior to the date of this Agreement are governed by the terms of the Prior Agreement).

WITNESSETH:

WHEREAS, each Fund is authorized to issue shares of common stock or shares of beneficial interest in separate series (“Shares”), with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, each Fund so authorized intends that this Agreement be applicable to each of its series set forth on Appendix A hereto (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 19.6 below, shall hereinafter be referred to as the “Portfolio(s)”).

WHEREAS, each Fund not so authorized intends that this Agreement be applicable to it and all references hereinafter to one or more “Portfolio(s)” shall be deemed to refer to such Fund(s); and

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto intending to be legally bound hereby agree as follows:

SECTION 1. EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT

Each Fund hereby employs the Custodian as a custodian of assets of the Portfolios, including securities which the Fund, on behalf of the applicable Portfolio, desires to be held in places within the United States (“domestic securities”) and securities which the Fund, on behalf of the applicable Portfolio desires to be held outside the United States (“foreign securities”). Each Fund, on behalf of its Portfolio(s), agrees to deliver to the Custodian all securities, other financial assets and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities or other financial assets owned by the Portfolio(s) from time to time, and the cash consideration received by it for such Shares as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio which is not received by it or which is delivered out in accordance with Proper Instructions (as such term is defined in Section 8 hereof) including, without limitation, Portfolio property

(i)held by brokers, private bankers or other entities on behalf of the Portfolio (each a “Local Agent”), (ii) held by Special Sub-Custodians (as such term is defined in Section 6 hereof), (iii) held by entities which have advanced monies to or on behalf of the Portfolio and which have received Portfolio property as security for such advance(s) (each a “Pledgee”), or (iv) delivered or otherwise removed from the custody of the Custodian (a) in connection with any Free Trade (as such term is defined in Sections 2.2(14) and 2.6(7) hereof) or (b) pursuant to Special Instructions (as such term is defined in Section 8 hereof). With respect to uncertificated shares (the “Underlying Shares”) of (i) registered “investment companies” (as defined in Section 3(a)(1) of the Investment Company Act of 1940, as amended from time to time (the “1940 Act”)), whether in the same “group of investment companies” (as defined in Section 12(d)(1)(G)(ii) of the 1940 Act) or otherwise, including pursuant to Section 12(d)(1)(F) of the 1940 Act or (ii) investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act (the entities listed in clauses (i) and (ii) being hereinafter sometimes referred to as the “Underlying Portfolios”) the holding of confirmation statements that identify the shares as being recorded in the Custodian’s name on behalf of the Portfolios will be deemed custody for purposes hereof.

Upon receipt of Proper Instructions, the Custodian shall from time to time employ one or more sub- custodians located in the United States for a Fund on behalf of the applicable Portfolio(s. The Custodian may place and maintain each Fund’s foreign securities with foreign banking institution sub-custodians employed by the Custodian and/or foreign securities depositories, all as designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4 hereof.

SECTION 2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS TO BE HELD IN THE UNITED STATES

SECTION 2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States, including all domestic securities owned by such Portfolio other than (a) securities which are maintained pursuant to Section 2.8 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a “U.S. Securities System”) and (b) Underlying Shares owned by each Fund which are maintained pursuant to Section 2.10 hereof in an account with State Street Bank and Trust Company or such other entity which may from time to time act as a transfer agent for the Underlying Portfolios and with respect to which the Custodian is provided with Proper Instructions (the “Underlying Transfer Agent”). Except as precluded by Section 8-501(d) of the Uniform Commercial Code (“UCC”), the Custodian shall hold all securities and other financial assets, other than cash, of a Portfolio that are delivered to it in a “securities account” with the Custodian for and in the name of such Portfolio and shall treat all such assets other than cash as “financial assets” as those terms are used in the UCC. The Custodian shall identify on its books and records as belonging to a Portfolio the securities and other financial assets, constituting Portfolio assets held by (a) the Custodian, its delegates and sub-custodians, (b) a U.S. Securities System, or (c) an Underlying Transfer Agent in accordance with Section 2.10. To the extent that the Custodian or any of its sub-custodians holds securities constituting the Portfolio’s assets in an omnibus account that is identified as belonging to the Custodian for the benefit of its customers, the records of the Custodian shall identify which of such securities constitute a Portfolio’s assets.

SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities and other financial assets owned by a Portfolio held by the Custodian, in a U.S. Securities System account of the Custodian or in an account at the Underlying Transfer Agent, only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

1)Upon sale of such securities for the account of the Portfolio in accordance with customary or established market practices and procedures, including, without limitation, delivery to the purchaser thereof or to a dealer therefor (or an agent of such purchaser or dealer) against expectation of receiving later payment;

2)Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

3)In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.8 hereof;

4)To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

5)To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

6)To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.7 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

7)Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with “street delivery” custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian’s own negligence or willful misconduct;

8)For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

9)In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

10)For delivery in connection with any loans of securities made by the Portfolio (a) against receipt of collateral as agreed from time to time by the Fund on behalf of the Portfolio, except that in connection with any loans for which collateral is to be credited to the Custodian’s account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral or (b) to the lending agent, or the lending agent’s custodian, in accordance with written Proper Instructions (which need not provide for the receipt by the Custodian of collateral therefor) agreed upon from time to time by the Custodian and the Fund;

11)For delivery as security in connection with any borrowing by a Fund on behalf of a Portfolio requiring a pledge of assets by the Fund on behalf of such Portfolio;

12)For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Fund on behalf of a Portfolio;

13)For delivery in accordance with the provisions of any agreement among a Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission (the “CFTC”) and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Fund on behalf of a Portfolio;

14)Upon the sale or other delivery of such investments (including, without limitation, to one or more (a) Special Sub-Custodians or (b) additional custodians appointed by the Fund, and communicated to the Custodian from time to time via a writing duly executed by an authorized officer of the Fund, for the purpose of engaging in repurchase agreement transactions(s), each a “Repo Custodian”), and prior to receipt of payment therefor, as set forth in written Proper Instructions (such delivery in advance of payment, along with payment in advance of delivery made in accordance with Section 2.6(7), as applicable, shall each be referred to herein as a “Free Trade”), provided that such Proper Instructions shall set forth (a) the securities of the Portfolio to be delivered and (b) the person(s) to whom delivery of such securities shall be made;

15)Upon receipt of instructions from the Fund’s transfer agent (the “Transfer Agent”) for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the “Prospectus”), in satisfaction of requests by holders of Shares for repurchase or redemption;

16)In the case of a sale processed through the Underlying Transfer Agent of Underlying Shares, in accordance with Section 2.10 hereof;

17)For delivery as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

18)For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying (a) the securities of the Portfolio to be delivered and

(b) the person or persons to whom delivery of such securities shall be made.

SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities or other financial assets held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of a Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, unless the Fund has authorized in writing the appointment of a nominee to be used in common with other registered management investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.7 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in “street name” or other good delivery form. If, however, a Fund directs the Custodian to maintain securities in “street name”, the Custodian shall utilize its best efforts to timely collect income due the Fund on such securities and shall utilize its best efforts to timely notify the Fund of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of each Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the 1940 Act. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board of Trustees or the Board of Directors of the Fund (as appropriate, and in each case, the “Board”). Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

SECTION 2.5 COLLECTION OF INCOME. Except with respect to Portfolio property released and delivered pursuant to Section 2.2(14) or purchased pursuant to Section 2.6(7), and subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities and other financial assets held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. The Custodian shall credit income to the Portfolio as such income is received or in accordance with the Custodian’s then current payable date income schedule. The Custodian may reverse any income credited by the Custodian to a Portfolio after the Custodian reasonably determines that actual payment of income will not occur in due course, and the Custodian may charge the Portfolio a rate agreed upon by the parties for the amount of unpaid income credited to the Portfolio. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the applicable Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

The Custodian shall notify a Fund, at the frequency agreed upon by the parties, in writing by facsimile transmission, electronic communication, or in such other manner as the Fund and the Custodian may agree in writing, if any amount payable with respect to portfolio securities or other assets of the Portfolios of a Fund is not received by the Custodian when due. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and agree upon any compensation and expenses payable to the Custodian as a result of taking such measures. The Custodian shall not be responsible for the collection of amounts due and payable with respect to portfolio securities or other assets that are in default.

SECTION 2.6 PAYMENT OF FUND MONIES. The Custodian shall pay out monies of a Portfolio as provided in Section 5 and otherwise upon receipt of Proper Instructions on behalf of the applicable

Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

1)Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) in accordance with customary or established market practices and procedures, including, without limitation, delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer;

(b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.8 hereof; (c) in the case of a purchase of Underlying Shares, in accordance with the conditions set forth in Section 2.10 hereof; (d) in the case of repurchase agreements entered into between the applicable Fund on behalf of a Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of FINRA, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian’s account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined herein;

2)In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

3)For the redemption or repurchase of Shares issued as set forth in Section 7 hereof;

4)For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or in part capitalized or treated as deferred expenses;

5)For the payment of any dividends on Shares declared pursuant to the Fund’s articles of incorporation or organization and by-laws or agreement or declaration of trust, as applicable, and Prospectus and Statement of Additional Information (collectively, “Governing Documents”);

6)For payment of the amount of dividends received in respect of securities sold short;

7)Upon the purchase of domestic investments including, without limitation, repurchase agreement transactions involving delivery of Portfolio monies to Repo Custodian(s), and prior to receipt of such investments, as set forth in written Proper Instructions (such payment in advance of delivery, along with delivery in advance of payment made in accordance with Section 2.2(14), as applicable, shall each be referred to herein as a “Free

Trade”), provided that such Proper Instructions shall also set forth (a) the amount of such payment and (b) the person(s) to whom such payment is made;

8)For payment as initial or variation margin in connection with futures or options on futures contracts entered into by the Fund on behalf of the Portfolio; and

9)For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the Portfolio specifying (a) the amount of such payment and (b) the person or persons to whom such payment is to be made.

SECTION 2.7 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) agents to carry out such of the provisions of this Agreement as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of any of its duties or obligations hereunder and the Custodian shall be fully responsible and liable for the actions and omissions of any agent (which shall not be deemed to be U.S. Securities Systems, Special Sub-Custodians, U.S. sub-custodians designated pursuant to the last paragraph of Section 1, or Foreign Sub-Custodians and sub-custodians and other agents of the Fund or Portfolio) appointed hereunder. The Underlying Transfer Agent shall not be deemed an agent or sub-custodian of the Custodian for purposes of this Section 2.7 or any other provision of this Agreement.

SECTION 2.8 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System in compliance with the conditions of Rule 17f-4 under the 1940 Act, as amended from time to time.

SECTION 2.9 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio, establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash, in the case of a deposit account, or securities and other financial assets (other than cash), in the case of a securities account, of the Portfolio and collateral provided to the Portfolio by its counterparties, including securities maintained in an account by the Custodian pursuant to Section 2.8 hereof, (a) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the FINRA, relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (b) in accordance with the provisions of any agreement among the Fund, on behalf of the Portfolio, the Custodian and any futures commission merchant (registered under the Commodity Exchange Act) relating to compliance with the rules of the CFTC or any registered contract market, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (c) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contract options thereon purchased or sold by the Portfolio, (d) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the “SEC”), or no-action letter of the staff of the SEC, relating to the maintenance of segregated accounts by registered management investment companies, and (e) for any other purpose in accordance with Proper Instructions.

SECTION 2.10 DEPOSIT OF FUND ASSETS WITH THE UNDERLYING TRANSFER AGENT. Underlying Shares beneficially owned by the Fund, on behalf of a Portfolio, shall be deposited and/or maintained in an account or accounts maintained with an Underlying Transfer Agent and the Custodian’s only responsibilities with respect thereto shall be limited to the following:

1)Upon receipt of a confirmation or statement from an Underlying Transfer Agent that such Underlying Transfer Agent is holding or maintaining Underlying Shares in the name of the Custodian (or a nominee of the Custodian) for the benefit of a Portfolio, the Custodian shall identify by book-entry that such Underlying Shares are being held by it as custodian for the benefit of such Portfolio.

2)In respect of the purchase of Underlying Shares for the account of a Portfolio, upon receipt of Proper Instructions, the Custodian shall pay out monies of such Portfolio as so directed, and record such payment from the account of such Portfolio on the Custodian’s books and records.

3)In respect of the sale or redemption of Underlying Shares for the account of a Portfolio, upon receipt of Proper Instructions, the Custodian shall transfer such Underlying Shares as so directed, record such transfer from the account of such Portfolio on the Custodian’s books and records and, upon the Custodian’s receipt of the proceeds therefor, record such payment for the account of such Portfolio on the Custodian’s books and records.

The Custodian shall not be liable to the Fund for any loss or damage to the Fund or any Portfolio resulting from the maintenance of Underlying Shares with an Underlying Transfer Agent except to the extent the loss or damage results directly from the fraud, negligence or willful misconduct of the Custodian or any of its agents or of any of its or their employees.

SECTION 2.11 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

SECTION 2.12 PROXIES. The Custodian shall deliver to a Fund all forms of proxies, all proxy solicitation materials, all notices of meetings, and any other notices or announcements affecting or relating to securities owned by one or more of a Fund’s Portfolios that are received by the Custodian, any sub- custodian, or any nominee of either of them (or with the exercise of reasonable care that the Custodian, any sub-custodian, or any nominee of either of them should have become aware), and, upon receipt of Proper Instructions, the Custodian shall execute and deliver, or cause such sub-custodian or nominee to execute and deliver, such proxies or other authorizations as may be required. Except as directed pursuant to Proper Instructions, neither the Custodian nor any sub-custodian or nominee shall vote upon any such securities, or execute any proxy to vote thereon, or give any consent or take any other action with respect thereto. In the event that the Custodian is unable to vote upon any such securities in accordance with Proper Instructions, the Custodian shall promptly notify (subject to market practices and rules) a Fund. Each Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

SECTION 2.13 COMMUNICATIONS. Subject to the domestic securities or other financial assets held in the United States being registered as provided in Section 2.3, the Custodian shall transmit promptly to a Fund for each Portfolio all written information received by the Custodian from issuers of the securities and other financial assets being held for the Portfolio, including among other things, maturities of domestic securities and notices of exercise of call and put options. The Custodian shall transmit promptly to the Fund all written information received by the Custodian from issuers of the securities and other financial assets whose tender or exchange is sought and from the party or its agent making the tender or exchange offer.

The Custodian shall also transmit promptly to the Fund for each Portfolio all written information received by the Custodian regarding any class action or other collective litigation relating to Portfolio securities or other financial assets issued in the United States and then held, or previously held, during the relevant class- action period during the term of this Agreement by the Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. Unless otherwise agreed to by the parties, the Custodian’s services with respect to class actions do not extend beyond the timely forwarding of written information so received by the Custodian.

SECTION 2.14 EXERCISE OF RIGHTS; TENDER OFFERS. Upon receipt of Proper Instructions, the Custodian shall: (a) deliver warrants, puts, calls, rights or similar securities to the issuer or trustee thereof, or to the agent of such issuer or trustee, for the purpose of exercise or sale, provided that the new securities, cash or other assets, if any, acquired as a result of such actions are to be delivered to the Custodian; and (b) deposit securities upon invitations for tenders thereof, provided that the consideration for such securities is to be paid or delivered to the Custodian, or the tendered securities are to be returned to the Custodian. Notwithstanding any provision of this Agreement to the contrary, the Custodian shall take all necessary action, unless otherwise directed to the contrary in Proper Instructions, to comply with the terms of all mandatory or compulsory exchanges, calls, tenders, redemptions, or similar rights of security ownership (“Mandatory Corporate Actions”), and shall promptly notify a Fund of such Mandatory Corporate Action in writing by facsimile transmission, electronic communication, or in such other manner as the Fund and the Custodian may agree in writing.

In the event that Custodian is provided notice (in industry standard form) of (a) a proposed merger, recapitalization, reorganization, conversion, consolidation, subdivision, tender offer, takeover offer or other electable or voluntary corporate action or (b) a proposed issuance of securities or rights to participate in the issuance of securities, in each case by or with respect to the issuer of securities held by it for the account of a Portfolio (each a “Voluntary Corporate Action”), the Custodian shall provide written notice to the Fund or its designee promptly upon being provided such notice of the Voluntary Corporate Action. The notice provided by the Custodian shall include (i) a copy, or if a copy is not available, a synopsis of the offering materials provided to the Custodian by the issuer or its agent in connection with the Voluntary Corporate Action and (ii) the date on which the Custodian is required to take action to exercise rights or powers with respect to the Voluntary Corporate Action. Provided that the Custodian shall have delivered timely notice of the Voluntary Corporate Action to the Fund, the Custodian shall not be liable for any untimely exercise of any Voluntary Corporate Action or other right or power in connection with domestic securities or other property of the Portfolios at any time held by it unless (i) the Custodian is in actual possession of such securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least two (2) business days prior to the date on which the Custodian is to take action to exercise such right or power. If the Fund provides the Custodian with such notification after such deadline, the Custodian shall use its reasonable best efforts to process such election.

SECTION 2.15 SECURITIES LENDING. To the extent that a Fund engages in a securities lending program other than with the Custodian, the Fund and the Custodian will agree to procedures that will apply to such securities lending program.

SECTION 3. PROVISIONS RELATING TO RULES 17F-5 AND 17F-7

SECTION 3.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

“Country Risk” means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country’s political environment, economic and financial infrastructure (including any Eligible Securities Depository operating in the country), nationalization, expropriation, currency restrictions, prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

“Eligible Foreign Custodian” has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC), or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

“Eligible Securities Depository” has the meaning set forth in section (b)(1) of Rule 17f-7.

“Foreign Assets” means any of the Portfolios’ investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios’ transactions in such investments.

“Foreign Custody Manager” has the meaning set forth in section (a)(3) of Rule 17f-5.

“Rule 17f-5” means Rule 17f-5 promulgated under the 1940 Act.

“Rule 17f-7” means Rule 17f-7 promulgated under the 1940 Act.

SECTION 3.2 THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

3.2.1DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. Each Fund,

by resolution adopted by its Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

3.2.2COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Agreement, which list of countries may be amended from time to time by any Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by each Fund, on behalf of the applicable Portfolio(s), of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by such Fund’s Board on behalf of such Portfolio(s) responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by each Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A. The Custodian will assist a Fund in satisfying the account opening requirements for a country as may be reasonably requested by the Fund. Following the receipt of Proper Instructions directing the Foreign

Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of such Portfolio to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn, and such withdrawal shall be deemed to be effective, and the Custodian shall cease to be the Foreign Custody Manager with respect to such Portfolio with respect to that country as of the date that is ninety days (or such other period to which the parties may agree in writing) after receipt of any such Proper Instructions by the Foreign Custody Manager.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Ninety days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian’s acceptance of delegation is withdrawn.

3.2.3SCOPE OF DELEGATED RESPONSIBILITIES:

(a)SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

(b)CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

(c)MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

3.2.4GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this

Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios.

3.2.5REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change. The

Foreign Custody Manager will also provide the Fund with global market information bulletins on a timely basis.

3.2.6STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In

performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise (unless a higher standard of care is required by Rule 17f-5). Notwithstanding the foregoing, the Custodian acting as Foreign Custody Manager of the Portfolio is subject to the standard of care set forth in Section 16 of this Agreement.

3.2.7REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager

represents to each Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5. Each Fund represents to the Custodian that its Board has determined that it is reasonable for such Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Agreement to the Custodian as the Foreign Custody Manager of the Portfolios.

3.2.8EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY

MANAGER. Each Board’s delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective ninety (90) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

3.2.9CERTIFICATION REGARDING ELIGIBLE FOREIGN CUSTODIANS. Each report presented to a Fund’s Board by the Custodian pursuant to Section 3.2.5 above shall be accompanied by a certificate representing that (a) the Custodian has established a system to monitor the appropriateness of maintaining a Portfolio’s Foreign Assets with each Eligible Foreign Custodian pursuant to paragraph (c)(1) of Rule 17f-5 and to monitor the performance of each Eligible Foreign Custodian under the sub-custodian agreement between the Custodian and the Eligible Foreign Custodian, (b) the Custodian has monitored all Eligible Foreign Custodians and each Eligible Foreign Custodian continues to be an Eligible Foreign Custodian, (c) each Eligible Foreign Custodian continues to provide the standard of care set forth in Section

3.2.6hereof, after considering all relevant factors, including without limitation, those factors set forth in paragraph (c)(1) of Rule 17f-5, (d) all foreign custody agreements between the Custodian and the Eligible Foreign Custodians continue to meet the requirements of paragraph (c)(2) of Rule 17f-5, (e) since the submission of the last report pursuant to Section 3.2.5 above, there have been no material adverse changes to the Custodian’s foreign custody network or arrangements other than those reported to the Board or other governing body or entity of the Fund, on behalf of itself or its applicable Portfolios, in the accompanying report or notified to the Fund through the Custodian’s Global Market Bulletins, distributed to designated officers of the Fund and available on the Custodian’s internet client portal, my.statestreet.com (which information shall be included in the accompanying report to the Board), and (f) the information included in the report is true, accurate and complete in all material respects.

SECTION 3.3 ELIGIBLE SECURITIES DEPOSITORIES.

3.3.1ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment adviser) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment adviser) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7.

3.3.2STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1 (unless a higher standard of care is required by Rule 17f-7). Notwithstanding the foregoing, the Custodian, in performing the duties set forth in Section 3.3.1, is subject to the standard of care set forth in Section 16 of this Agreement.

SECTION 3.4 LOCAL REGULATORY MATTERS. The Custodian shall assist a Fund in complying with regulations and market practices of jurisdictions other than the United States of America applicable to a Fund’s Foreign Assets as the Fund may reasonably request from time to time. Such assistance may include, but not be limited to, soliciting information and guidance from depositories, exchanges and regulators; obtaining legal opinions at the expense of the relevant Fund but only after a Fund has been notified and agrees in writing to the amount of such expenses; acting as a Fund’s representative (if required by local law) in making filings; and providing such other assistance with respect to its Foreign Assets as a Fund may reasonably request. Based on what the Custodian considers to be reasonably reliable sources of information, including its Eligible Foreign Custodians, Custodian shall inform a Fund as to the Custodian’s understanding of a Fund’s rights, duties and obligations under regulations and market practices of jurisdictions other than the United States of America in connection with actions taken by a Fund or the Custodian, including, but not limited to, corporate actions involving a Fund’s securities.

SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS TO BE HELD OUTSIDE THE UNITED STATES

SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

“Foreign Securities System” means an Eligible Securities Depository listed on Schedule B hereto.

“Foreign Sub-Custodian” means a foreign banking institution serving as an Eligible Foreign Custodian.

SECTION 4.2 HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities and other financial assets held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities and other financial assets for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities and other financial assets of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

SECTION 4.3 FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

SECTION 4.4 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

4.4.1DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

(i)Upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

(ii)In connection with any repurchase agreement related to foreign securities;

(iii)To the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

(iv)To the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

(v)To the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

(vi)To brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case, the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such foreign securities prior to receiving payment for such foreign securities except as may arise from the Foreign Sub-Custodian’s own negligence or willful misconduct;

(vii)For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

(viii)In the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

(ix)For delivery as security in connection with any borrowing by a Fund on behalf of a Portfolio requiring a pledge of assets by the Fund on behalf of such Portfolio;

(x)In connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(xi)Upon the sale or other delivery of such foreign securities (including, without limitation, to one or more Special Sub-Custodians or Repo Custodians) as a Free Trade, provided that applicable Proper Instructions shall set forth (A) the foreign securities to be delivered and

(B) the person or persons to whom delivery shall be made;

(xii)In connection with the lending of foreign securities; and

(xiii)For any other purpose, but only upon receipt of Proper Instructions specifying (A) the foreign securities to be delivered and (B) the person or persons to whom delivery of such securities shall be made.

4.4.2PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Portfolio in the following cases only:

(i)Upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

(ii)In connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

(iii)For the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Agreement, legal fees, accounting fees, and other operating expenses;

(iv)For the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub- Custodians;

(v)In connection with trading in options and futures contracts, including delivery as original margin and variation margin;

(vi)Upon the purchase of foreign investments including, without limitation, repurchase agreement transactions involving delivery of Portfolio monies to Repo Custodian(s), as a Free Trade, provided that applicable Proper Instructions shall set forth (A) the amount of such payment and (B) the person or persons to whom payment shall be made;

(vii)For payment of part or all of the dividends received in respect of securities sold short;

(viii)In connection with the borrowing or lending of foreign securities; and

(ix)For any other purpose, but only upon receipt of Proper Instructions specifying (A) the amount of such payment and (B) the person or persons to whom such payment is to be made.

4.4.3 MARKET CONDITIONS. Notwithstanding any provision of this Agreement to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer but in all events subject to the standard of care set forth in Section 16 of this Agreement.

The Custodian shall provide to each Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in a Board being provided with substantively less information than had been previously provided hereunder.

SECTION 4.5 REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing provided that the use of a nominee is customary market practice. The applicable Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. To the extent that the use of nominee names is not customary market practice, foreign securities shall not be registered in a nominee name, and the Funds shall not have any obligation to hold harmless any such nominee where the use is not customary market practice. Notwithstanding the foregoing, if the prior written consent of the applicable Fund is given the applicable Fund on behalf of such Portfolio shall hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Agreement unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

SECTION 4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the applicable Portfolio cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts. The foregoing constitutes the disclosure required by Massachusetts General Laws, Chapter 167D, Section 36.

SECTION 4.7 COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. The Custodian shall notify the Fund, at the frequency agreed to by the parties, in writing by facsimile transmission, electronic communication or in such other manner as the Fund and Custodian may agree in writing, if any amount payable with respect to portfolio securities or other assets of the Portfolio of a Fund are not received by the Custodian when due. The Custodian shall not be responsible for the collection of amounts due and payable with respect to portfolio securities or other assets that are in default. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

Income on securities loaned other than from the Custodian’s securities lending program shall be credited as received.

SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, the Custodian shall use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued, including but not limited to proxy services not being available in certain markets. Each Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors, may have the effect of severely limiting the ability of a Fund to exercise shareholder rights. The Custodian shall, however, as soon as is reasonably practicable communicate information received as to the foregoing to the applicable Fund. In addition to the foregoing, the Custodian agrees to provide the Funds with annual and periodic market updates.

SECTION 4.9 COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the applicable Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the applicable Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub- Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least two (2) business days prior to the date on which the Custodian is to take action to exercise such right or power. For avoidance of doubt, upon and after the effective date of any termination of this Agreement, with respect to a Fund or its Portfolio(s), as may be applicable, the Custodian shall have no responsibility to so transmit any information under this Section 4.9.

The Custodian shall use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject to the laws, regulations and practical constraints that may exist in the country where such securities are issued. In the event that the Fund invests in non-U.S. securities in a market in which the Custodian does not offer proxy voting services, the Custodian shall promptly notify the Fund. The Custodian shall also transmit promptly to the Fund all written information received by the Custodian through Foreign Sub-Custodians from issuers of the foreign securities or other financial assets issued outside of the United States and being held for the account of the Portfolio regarding any class action or other collective litigation relating to the Portfolio’s foreign securities or other financial assets issued outside the United States and then held, or previously held, during the relevant class-action period during the term of this Agreement by the Custodian via a Foreign Sub-Custodian for the account of the Fund for the Portfolio, including, but not limited to, opt-out notices and proof-of-claim forms. Unless otherwise agreed to by the parties, the Custodian’s services with respect to class actions do not extend beyond the timely forwarding of written information so received by the Custodian.

SECTION 4.10 LIABILITY OF FOREIGN SUB-CUSTODIANS. The Custodian shall not employ a Foreign Sub-Custodian unless such employment is memorialized in a written agreement. Each such written agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible using best efforts, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian’s performance of such obligations. At a Fund’s election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

SECTION 4.11 TAX LAW. The Fund or its Portfolio shall be liable for all taxes, assessments, duties and other government charges, including any interest or penalty with respect thereto, with respect to any cash or securities held on behalf of the Fund or its Portfolios or any transaction related thereto. The Custodian shall withhold or cause to withhold the amount of tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution with respect to any domestic security or foreign security and proceeds or income from the sale or other transfer of any domestic security or foreign security in custody at the Custodian. The Custodian shall assist the Fund with respect to any claim for exemption or reclaim under the tax laws of the designated countries listed on Schedule A upon request by a Fund. In providing such services, the Custodian does not act as the Fund’s tax adviser or tax counsel.

SECTION 5. CONTRACTUAL SETTLEMENT SERVICES (PURCHASE / SALES)

SECTION 5.1 With respect to each cash account designated in writing by a Portfolio, the Custodian shall, in accordance with the terms set out in this Section 5, debit or credit the appropriate cash account of each Portfolio in connection with (i) the purchase of securities for such Portfolio, and (ii) proceeds of the sale of securities held on behalf of such Portfolio, on a contractual settlement basis (the “Contractual Settlement Services”).

SECTION 5.2 The Contractual Settlement Services shall be provided for such instruments and in such markets as the Custodian may advise from time to time. The Custodian may terminate or suspend any part of the provision of the Contractual Settlement Services under this Agreement at its sole discretion immediately upon notice to the applicable Fund on behalf of each Portfolio, including, without limitation, in the event of force majeure events affecting settlement, any disorder in markets, or other changed external business circumstances affecting the markets or the Fund.

SECTION 5.3 The consideration payable in connection with a purchase transaction shall be debited from the appropriate cash account of the Portfolio as of the time and date that monies would ordinarily be required to settle such transaction in the applicable market. The Custodian shall promptly recredit such amount at the time that the Portfolio or the Fund notifies the Custodian by Proper Instruction that such transaction has been canceled.

SECTION 5.4 With respect to the settlement of a sale of securities, a provisional credit of an amount equal to the net sale price for the transaction (the “Settlement Amount”) shall be made to the account of the Portfolio as if the Settlement Amount had been received as of the close of business on the date that monies would ordinarily be available in good funds in the applicable market. Such provisional credit will be made conditional upon the Custodian having received Proper Instructions with respect to, or reasonable notice of, the transaction, as applicable; and the Custodian or its agents having possession of the asset(s) (which shall exclude assets subject to any third party lending arrangement entered into by a Portfolio) associated with the transaction in good deliverable form and not being aware of any facts which would lead them to reasonably believe that the transaction will not settle in the time period ordinarily applicable to such transactions in the applicable market.

SECTION 5.5 Subject to the relevant requirements of Section 16, the Custodian shall have the right to reverse any provisional credit or debit given in connection with the Contractual Settlement Services when the Custodian believes, in its reasonable judgment, that such transaction will not settle in accordance with its terms or amounts due pursuant thereto will not be collectable or where the Custodian has not been provided Proper Instructions with respect thereto, as applicable. Upon such reversal, a sum equal to the credited or debited amount shall become immediately payable by the Portfolio to the Custodian and may be debited from any cash account held for benefit of the Portfolio. Prior to any such reversal, the Custodian will provide notice to the Fund pursuant to the relevant requirements of Section 16. Following such reversal, the Custodian will promptly notify the Fund of any action taken pursuant to this Section 5.5, which notice shall include a description of the facts forming the basis for the Custodian’s decision to reverse the provisional credit.

SECTION 5A. ACTUAL SETTLEMENT SERVICES (PURCHASE / SALES)

SECTION 5A.1 With respect to each cash account designated in writing by a Portfolio, the Custodian shall, in accordance with the terms set out in this Section 5A, debit or credit the appropriate cash account of each Portfolio in connection with (i) the purchase of securities for such Portfolio, and (ii) proceeds of the sale of securities held on behalf of such Portfolio, on an actual settlement basis.

SECTION 5A.2 The consideration payable in connection with a purchase transaction shall be debited from the appropriate cash account of the Portfolio as of the time and date that monies are actually payable.

SECTION 5A.3 With respect to the settlement of a sale of securities, the Custodian shall credit the appropriate cash account of the Portfolio as of the time and date that the cash received as consideration for the transaction is actually received by Custodian.

SECTION 6. SPECIAL SUB-CUSTODIANS

Upon receipt of Special Instructions (as such term is defined in Section 8 hereof), the Custodian shall, on behalf of one or more Portfolios, appoint one or more banks, trust companies or other entities designated in such Special Instructions to act as a sub-custodian for the purposes of effecting such transaction(s) as may be designated by a Fund in Special Instructions. Each such designated sub-custodian is referred to herein as a “Special Sub-Custodian.” Each such duly appointed Special Sub-Custodian shall be listed on Schedule D hereto, as it may be amended from time to time by a Fund, with the acknowledgment of the Custodian. In connection with the appointment of any Special Sub-Custodian, and in accordance with Special Instructions, the Custodian shall enter into a sub-custodian agreement with the Fund and the Special Sub-Custodian in form and substance approved by such Fund, provided that such agreement shall in all events comply with the provisions of the 1940 Act and the rules and regulations thereunder and the terms and provisions of this Agreement.

SECTION 6A. FOREIGN EXCHANGE

SECTION 6A.1. GENERALLY. Upon receipt of Proper Instructions, which for purposes of this Section may also include security trade advices, the Custodian shall facilitate the processing and settlement of foreign exchange transactions. Such foreign exchange transactions do not constitute part of the services provided by the Custodian under this Agreement.

SECTION 6A.2. FUND ELECTIONS. Each Fund (or its investment manager or investment advisor (“Investment Advisor”) acting on its behalf) may elect to enter into and execute foreign exchange transactions with third parties that are not affiliated with the Custodian, with State Street Global Markets, which is the foreign exchange division of State Street Bank and Trust Company and its affiliated companies

(“SSGM”), or with a sub-custodian. Where the Fund or its Investment Advisor gives Proper Instructions for the execution of a foreign exchange transaction using an indirect foreign exchange service described in the Client Publications (as defined below), the Fund (or its Investment Advisor) instructs the Custodian, on behalf of the Fund, to direct the execution of such foreign exchange transaction to SSGM or, when the relevant currency is not traded by SSGM, to the applicable sub-custodian. The Custodian shall not have any agency (except as contemplated in preceding sentence), trust or fiduciary obligation to the Fund, its Investment Advisor or any other person in connection with the execution of any foreign exchange transaction. The Custodian shall have no responsibility under this Agreement for the selection of the counterparty to, or the method of execution of, any foreign exchange transaction entered into by the Fund (or its Investment Advisor acting on its behalf) or the reasonableness of the execution rate on any such transaction. “Client Publications” means the general client publications of State Street Bank and Trust Company available from time to time to clients.

SECTION 6A.3. FUND ACKNOWLEDGEMENT Each Fund acknowledges that in connection with all foreign exchange transactions entered into by the Fund (or its Investment Advisor acting on its behalf) with SSGM or any sub-custodian, SSGM and each such sub-custodian:

(i)shall be acting in a principal capacity and not as broker, agent or fiduciary to the Fund or its Investment Advisor;

(ii)shall seek to profit from such foreign exchange transactions, and are entitled to retain and not disclose any such profit to the Fund or its Investment Advisor; and

(iii)shall enter into such foreign exchange transactions pursuant to the terms and conditions, including pricing or pricing methodology, (a) agreed with the Fund or its Investment Advisor from time to time or (b) in the case of an indirect foreign exchange service, (i) as established by SSGM and set forth in the Client Publications with respect to the particular foreign exchange execution services selected by the Fund or the Investment Advisor or (ii) as established by the sub-custodian from time to time.

SECTION 6A.4. TRANSACTIONS BY STATE STREET. The Custodian or its affiliates, including SSGM, may trade based upon information that is not available to the Fund (or its Investment Advisor acting on its behalf), and may enter into transactions for its own account or the account of clients in the same or opposite direction to the transactions entered into with the Fund (or its Investment Advisor), and shall have no obligation, under this Agreement, to share such information with or consider the interests of their respective counterparties, including, where applicable, the Fund or the Investment Advisor.

SECTION 7. PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES

The Custodian shall receive from the distributor of the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the applicable Fund. The Custodian will provide timely notification to such Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by a Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between such Fund and the Custodian.

SECTION 8. PROPER INSTRUCTIONS AND SPECIAL INSTRUCTIONS

“Proper Instructions,” which may also be standing instructions, as such term is used throughout this Agreement shall mean instructions received by the Custodian from a Fund, a Fund’s duly authorized investment manager or investment adviser, or a person or entity duly authorized by either of them. Such instructions may be in writing signed by the authorized person or persons or may be in a tested communication or in a communication utilizing access codes effected between electro-mechanical or electronic devices or may be by such other means and utilizing such intermediary systems and utilities as may be agreed from time to time by the Custodian and the person(s) or entity giving such instruction, provided that the Fund has followed any security procedures agreed to from time to time by the applicable Fund and the Custodian. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to provide such instructions with respect to the transaction involved; the Fund shall cause all oral instructions to be confirmed in writing. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any multi-party agreement which requires a segregated asset account in accordance with Section 2.9 hereof.

“Special Instructions,” as such term is used throughout this Agreement, means Proper Instructions countersigned or confirmed in writing by the Treasurer or any Assistant Treasurer of the applicable Fund or any other person designated in writing by the Treasurer of such Fund, which countersignature or confirmation shall be (a) included on the same instrument containing the Proper Instructions or on a separate instrument clearly relating thereto and (b) delivered by hand, by facsimile transmission, or in such other manner as the Fund and the Custodian agree in writing.

Concurrently with the execution of this Agreement, and from time to time thereafter, as appropriate, each Fund shall deliver to the Custodian, duly certified by such Fund’s Treasurer or Assistant Treasurer, a certificate setting forth: (i) the names, titles, signatures and scope of authority of all persons authorized to give Proper Instructions or any other notice, request, direction, instruction, certificate or instrument on behalf of the Fund and (ii) the names, titles and signatures of those persons authorized to give Special Instructions. Such certificate may be accepted and relied upon by the Custodian as conclusive evidence of the facts set forth therein and shall be considered to be in full force and effect until receipt by the Custodian of a similar certificate to the contrary.

SECTION 9. EVIDENCE OF AUTHORITY

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper reasonably believed by it to be genuine and to have been properly executed by or on behalf of the applicable Fund provided that the Custodian exercised reasonable care without negligence in following or acting upon such instruction, notice, request, consent, certificate or other instrument. The Custodian may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of any Fund as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the applicable Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

SECTION 10. ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY

The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each applicable Portfolio:

1)Surrender securities in temporary form for securities in definitive form;

2)Endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

3)In general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the applicable Board.

SECTION 11. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the applicable Board to keep the books of account of each Portfolio and to compute its net asset value. Each Fund acknowledges and agrees that, with respect to investments maintained with the Underlying Transfer Agent, the Underlying Transfer Agent is the sole source of information on the number of shares of a fund held by it on behalf of a Portfolio and that the Custodian has the right to rely on holdings information furnished by the Underlying Transfer Agent to the Custodian in performing its duties under this Agreement, including without limitation, the duties set forth in this Section 11 and in Section 12 hereof; provided, however, that the Custodian shall be obligated to reconcile information as to purchases and sales of Underlying Shares contained in trade instructions and confirmations received by the Custodian and to report promptly any discrepancies to the Underlying Transfer Agent. Each Fund acknowledges that, in keeping the books of account of the Portfolio, the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund’s counterparty(ies), or the agents of either of them.

SECTION 12. RECORDS

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of each Fund under the 1940 Act, with particular attention to section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of such Fund, including such Fund’s independent public accountants, and employees and agents of the SEC. The Custodian shall, at a Fund’s request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations. Each Fund acknowledges that, in creating and maintaining the records as set forth herein with respect to Portfolio property released and delivered pursuant to Section 2.2(14), or purchased pursuant to Section 2.6(7) hereof, the Custodian is authorized and instructed to rely upon information provided to it by the Fund, the Fund’s counterparty(ies), or the agents of either of them.

SECTION 13. RESERVED

SECTION 14. REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS

The Custodian shall provide the applicable Fund, on behalf of each of the Portfolios at such times as such Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System (either, a “Securities System”), relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

SECTION 15. COMPENSATION OF CUSTODIAN

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.

SECTION 16. RESPONSIBILITY OF CUSTODIAN

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties. The Custodian shall perform the services provided for in this Agreement without negligence, fraud or willful misconduct and with reasonable care. The Custodian shall be liable to a Fund for any failure by the Custodian to satisfy the foregoing standard of care. The Custodian shall be kept indemnified by and shall be without liability to any Fund for any action taken or omitted by it in good faith without negligence, fraud or willful misconduct, including, without limitation, acting in accordance with any Proper Instruction without negligence, fraud or willful misconduct. The indemnification obligations of this Section shall survive termination of this Agreement.

Except as may arise from the Custodian’s own negligence, fraud or willful misconduct or the negligence, fraud or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss, liability, claim or expense resulting from or caused by: (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing (a “Force Majeure Event”), including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, acts of war, revolution, riots or terrorism, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts, except to the extent that the Custodian fails to maintain and keep updated the business and continuity and disaster recovery plan as set forth in Section 19.7 and such failure causes such loss; (ii) errors by any Fund or its duly authorized investment manager or investment adviser in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any act or omission of a Special Sub-Custodian including, without limitation, reliance on reports prepared by a Special Sub-Custodian; (v) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian’s sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (vi) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, any Fund, the Custodian’s sub- custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits; (vii)

delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and (viii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable to a Fund for the acts or omissions of any sub-custodian selected by the Custodian, whether domestic or foreign (but excluding any Special Sub-Custodian or U.S. sub-custodian designated by a Fund pursuant to Special Instructions or Proper Instructions), to the same extent that the Custodian would be liable to the Fund as if such action or omission was performed by the Custodian itself, taking into account the facts and circumstances and the established local market practices and laws prevailing in the relevant jurisdiction at the time of the action or omission. Notwithstanding the foregoing, the Custodian shall in no event be liable for losses arising from Country Risk or from the insolvency or other financial default with respect to (a) any sub-custodian that is not an affiliate of the Custodian or (b) any depositary bank holding in a deposit account cash denominated in any currency other than an “on book” currency for that market.

If a Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the reasonable opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money, such Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form to be mutually agreed upon between such Fund and Custodian if and when necessary.

If the Custodian, its affiliates, subsidiaries or agents, advances cash or securities for any purpose (including, but not limited to, securities settlements, foreign exchange contracts and assumed settlement, but not including amounts payable to the Custodian pursuant to Section 15 of this Agreement) or in the event that the Custodian or its nominee shall incur or be assessed from a third party any taxes, charges, expenses, assessments, claims or liabilities in connection with the investment activities of a Fund and the Custodian’s related performance of this Agreement, except such as may arise from the Custodian’s or its nominee’s own negligent action, negligent failure to act, fraud, or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to apply available cash and to dispose of such Portfolio’s assets to the extent necessary to obtain reimbursement. In addition, the Custodian may at any time decline to follow Proper Instructions to deliver out cash, securities or other financial assets if the Custodian reasonably determines that, after giving effect to the Proper Instructions, the cash, securities or other financial assets remaining will not have sufficient value fully to secure the Fund’s reimbursement of the relevant advances or other liabilities.

Except as may arise from the Custodian’s own negligence, fraud or willful misconduct, each Fund severally and not jointly shall indemnify and hold the Custodian harmless from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian (a) acting in accordance with any Proper Instruction or Special Instruction including, without limitation, any Proper Instruction with respect to Free Trades including, but not limited to, cost, expense, loss, damage, charge, counsel fee, payment or liability resulting from the Custodian’s reasonable reliance upon information provided by the applicable Fund, such Fund’s counterparty(ies) or the agents of either of them with respect to Fund property released, delivered or purchased pursuant to either of Section 2.2(14) or Section 2.6(7) hereof; (b) for the acts or omissions of any Special Sub-Custodian; or (c) for the acts or omissions of any Local Agent or Pledgee.

None of the parties shall be liable for indirect, special, incidental, punitive or consequential damages. Upon the occurrence of any event that causes or may cause any loss, damage or expense to a Fund, the Custodian shall (i) promptly notify a Fund of the occurrence of such event and (ii) use its commercially reasonable efforts to cause any sub-custodian to use all commercially reasonable efforts and to take all reasonable steps under the circumstances to mitigate the effects of such event and to avoid continuing harm to a Fund.

SECTION 17. EFFECTIVE PERIOD, TERMINATION AND AMENDMENT

This Agreement shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing if termination is being sought by a Fund on behalf of a Portfolio and not sooner than one hundred twenty (120) days if termination is being sought by the Custodian; provided, however, that no Fund shall amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of such Fund’s Governing Documents, and further provided, that any Fund on behalf of one or more of the Portfolios may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a bankruptcy trustee or a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction. Termination of this Agreement with respect to any one particular Fund or Portfolio shall in no way affect the rights and duties under this Agreement with respect to any other Fund or Portfolio.

Upon termination of the Agreement, the applicable Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for the transaction costs of delivering out the securities of such applicable Portfolio to the successor custodian appointed pursuant to Section 18 of this Agreement, if any.

In connection with any termination of the Agreement for any reason whatsoever, the parties shall also reasonably cooperate with respect to the development of a transition plan setting forth a reasonable timetable for the transition and describing the parties’ respective responsibilities for transitioning the services back to the Fund or any successor custodian in an orderly and uninterrupted fashion.

If the Custodian is prevented from carrying out its obligations under the Agreement as a result of a Force Majeure Event for a period of 30 days, a Fund may terminate the Agreement by giving the Custodian not less than 30 days' notice, without prejudice to any of the rights of any party accrued prior to the date of termination; provided, however, that if the Force Majeure Event is a regional wide or market wide event that has similarly affected substantially all other providers of services to funds substantially similar to the services provided hereunder in such region or market, the Fund’s termination right shall only arise at such time that two (2) or more of such providers are reasonably able and have begun to recommence the provision of such services. If the Custodian recommences the provision of the affected services in all material respects prior to the exercise by a Fund of its termination right, such termination right shall lapse if the Custodian gives notice to the Fund that it has done so (and it has in fact so recommenced the provision of services) and a Fund has not already provided notice of termination prior to such notice by the Custodian that it has recommenced the services in all material respects.

SECTION 18. SUCCESSOR CUSTODIAN

If a successor custodian for one or more Portfolios shall be appointed by the applicable Board, the Custodian shall, upon termination and receipt of Proper Instructions, deliver to such successor custodian at the office of the Custodian (or such other location as shall mutually be agreed upon by the Custodian and the applicable Fund on behalf of such Portfolio), duly endorsed and in the form for transfer, all securities, cash, and other assets of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System or at the Underlying Transfer Agent.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of Proper Instructions, deliver at the office of the Custodian (or such other location as shall mutually be agreed upon by the Custodian and the applicable Fund on behalf of such Portfolio) and transfer such securities, funds and other properties in accordance with such resolution.

In the event that no Proper Instructions designating a successor custodian or alternative arrangements shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a “bank” as defined in the 1940 Act, doing business in Boston, Massachusetts or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System or at the Underlying Transfer Agent. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of any Fund to provide Proper Instructions as aforesaid, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.

SECTION 19. GENERAL

SECTION 19.1 NEW YORK LAW TO APPLY. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The State of New York.

SECTION 19.2 CONFIDENTIALITY. All information provided under this Agreement by a party (the “Disclosing Party”) to the other party (the “Receiving Party”) regarding the Disclosing Party’s business and operations shall be treated as confidential. All confidential information provided under this Agreement by Disclosing Party shall be used, including disclosure to third parties, by the Receiving Party, or its agents or service providers, solely for the purpose of performing or receiving the services and discharging the Receiving Party’s other obligations under the Agreement or managing the internal business of the Receiving Party and its affiliates, including financial and operational management and reporting, risk management, legal and regulatory compliance and client service management. The foregoing shall not be applicable to any information (a) that is publicly available when provided or thereafter becomes publicly available, other than through a breach of this Agreement, (b) that is independently derived by the Receiving Party without the use of any information provided by the Disclosing Party in connection with this Agreement, (c) that is disclosed to comply with any proceeding, investigation, audit, examination, subpoena, civil investigative demand or other similar process that is initiated, authorized, or conducted by a court of law, regulatory agency, or other governmental or administrative body with appropriate jurisdiction over either party, (d) that is disclosed as required by operation of law or regulation or as required to comply with the requirements of any market infrastructure that the Disclosing Party or its agents direct the Custodian or its affiliates to employ (or which is required in connection with the holding or settlement of instruments included in the assets subject to this Agreement), or (e) where the party seeking to disclose has received the prior written consent of the party providing the information.

SECTION 19.3 ASSIGNMENT. This Agreement may not be assigned by (a) any Fund without the written consent of the Custodian or (b) by the Custodian without the written consent of each applicable Fund.

SECTION 19.4 INTERPRETIVE AND ADDITIONAL PROVISIONS. In connection with the operation of this Agreement, the Custodian and each Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

SECTION 19.5 ADDITIONAL FUNDS. In the event that any management investment company in addition to those listed on Appendix A hereto desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such management investment company shall become a Fund hereunder and be bound by all terms and conditions and provisions hereof including, without limitation, the representations and warranties set forth in Section 19.7 below.

SECTION 19.6 ADDITIONAL PORTFOLIOS. In the event that any Fund establishes one or more series of Shares in addition to those set forth on Appendix A hereto with respect to which it desires to have the Custodian render services as custodian under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

SECTION 19.7 THE PARTIES. All references herein to the “Fund” are to each of the management investment companies listed on Appendix A hereto, and each management investment company made subject to this Agreement in accordance with Section 19.5 above, individually, as if this Agreement were between such individual Fund and the Custodian. In the case of a series corporation, trust or other entity, all references herein to the “Portfolio” are to the individual series or portfolio of such corporation, trust or other entity, or to such corporation, trust or other entity on behalf of the individual series or portfolio, as appropriate. Any reference in this Agreement to “the parties” shall mean the Custodian and such other individual Fund as to which the matter pertains. Each Fund hereby represents and warrants that (a) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization; (b) it has the requisite power and authority under applicable law and its Governing Documents to enter into and perform this Agreement; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) this Agreement constitutes its legal, valid, binding and enforceable agreement; and (e) its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Fund or any law or regulation applicable to it. The Custodian hereby represents and warrants that (a) it is duly incorporated or organized and is validly existing in good standing in its jurisdiction of incorporation or organization; (b) it has the requisite power and authority under applicable law and its declaration of trust or other governing documents to enter into and perform this Agreement; (c) all requisite proceedings have been taken to authorize it to enter into and perform this Agreement; (d) this Agreement constitutes its legal, valid, binding and enforceable agreement;

and (e) its entrance into this Agreement shall not cause a material breach or be in material conflict with any other agreement or obligation of the Custodian or any law or regulation applicable to it.

The Custodian hereby represents to each of the Funds, on behalf of each of such Fund’s Portfolios, that it

(a)has and shall maintain and update a disaster recovery and business continuation plan that is reasonably designed to enable the Custodian to perform its duties and obligations set forth under this Agreement in the event of a significant business disruption affecting the Custodian, including a Force Majeure Event; (b) shall test the operability of such plan at least once every twelve (12) months and revise such plan as Custodian reasonably believes is necessary to ensure that the plan, in general, continues to be reasonably designed to enable the Custodian to perform its duties and obligations as set forth under this Agreement; and (c) shall activate such plan if Custodian reasonably believes (i) an event has occurred which would materially affect the Custodian’s timely discharge of its duties and performance of its obligations under this Agreement and (ii) activation of such plan would allow Custodian to discharge its duties hereunder. The Custodian shall enter into and shall maintain in effect at all times during the term of this Agreement with appropriate parties one or more agreements making reasonable provision for (i) periodic back-up of the computer files and data with respect to the Fund and (ii) emergency use of electronic data processing equipment to provide services under this Agreement. Upon reasonable request, the Custodian shall discuss with the Fund the business continuity/disaster recovery plan of the Custodian. The Custodian represents that its business continuity plan is appropriate for its business as a provider of custodian services to investment companies registered under the 1940 Act.

SECTION 19.8 REMOTE ACCESS SERVICES ADDENDUM. The Custodian and each Fund agree to be bound by the terms of the Remote Access Services Addendum hereto.

SECTION 19.9 NOTICES. Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:	c/o THE VANGUARD GROUP, INC.
400 Devon Park Drive, A29
Wayne, PA 19087
Attention: Chief Financial Officer
Telecopy: (610) 669-6112
With a copy to:	THE VANGUARD GROUP, INC.
400 Devon Park Drive, V26
Wayne, PA 19087
Attention: General Counsel
Telecopy: (610) 669-6600
To the Custodian:	STATE STREET BANK AND TRUST COMPANY
1 Iron Street
Boston, MA 02210
Attention: Jay Fulchino
Telephone: 617-662-0934

With a copy to:	STATE STREET BANK AND TRUST COMPANY
Legal Division – Global Services Americas
One Lincoln Street
Boston, MA 02111
Attention: Senior Vice President

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of facsimile, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, facsimile or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.

SECTION 19.10 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same Agreement.

SECTION 19.11 SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, unlawful or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

SECTION 19.12 REPRODUCTION OF DOCUMENTS. This Agreement and all schedules, addenda, exhibits, appendices, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 19.13 SHAREHOLDER COMMUNICATIONS ELECTION. Rule 14b-2 promulgated under the Securities Exchange Act of 1934, as amended, requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs each Fund to indicate whether it authorizes the Custodian to provide such Fund’s name, address, and share position to requesting companies whose securities the Fund owns. If a Fund tells the Custodian “no,” the Custodian will not provide this information to requesting companies. If a Fund tells the Custodian “yes” or does not check either “yes” or “no” below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For a Fund’s protection, the Rule prohibits the requesting company from using the Fund’s name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

YES [ ] The Custodian is authorized to release the Fund’s name, address, and share positions.

NO [X] The Custodian is not authorized to release the Fund’s name, address, and share positions.

SECTION 19.14 REPORTS. Upon reasonable request of a Fund, the Custodian shall provide the Fund with a copy of the Custodian’s System and Organization Controls for Service Organizations: Internal

Control over Financial Reporting (SOC) 1 reports prepared in accordance with the requirements of AT-C section 320, Reporting on an Examination of Controls at a Service Organization Relevant to User Entities’ Internal Control Over Financial Reporting (or any successor attestation standard). In addition, from time to time as requested, the Custodian will furnish the Fund a “gap” or “bridge” letter that will address any material changes that might have occurred in the Custodian’s controls covered in the SOC Report from the end of the SOC Report period through a specified requested date. The Custodian shall use commercially reasonable efforts to provide the Fund with such reports as the Fund may reasonably request or otherwise reasonably require to fulfill its duties under Rule 38a-l of the 1940 Act or similar legal and regulatory requirements. Upon reasonable request to the Fund, the Custodian shall also provide to the Fund sub- certifications in connection with Sarbanes-Oxley Act of 2002 certification requirements.

SECTION 19.15 OPINIONS. The Custodian shall take all reasonable action, as the Fund with respect to a Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund’s independent accountants with respect to its activities hereunder in connection with (i) the preparation of any registration statement of a Fund and any other reports required by a governmental agency or regulatory authority with jurisdiction over the Fund, and (ii) the fulfillment by a Fund of any other requirements of a governmental agency or regulatory authority with jurisdiction over the Fund.

SECTION 19.16 REGULATION GG. The Funds are hereby notified that “restricted transactions,” as such term is defined in Section 233.2(y) of Federal Reserve Regulation GG, are prohibited in any dealings with the Custodian pursuant to this Agreement or otherwise between or among any party hereto.

SECTION 19.17 PORTFOLIO BY PORTFOLIO BASIS. This Agreement is executed by a Fund with respect to each of its Portfolios and the obligations hereunder are not binding upon any of the directors, officers or shareholders of the Fund individually. Notwithstanding any other provision in this Agreement to the contrary, each and every obligation, liability or undertaking of a particular Portfolio under this Agreement shall constitute solely an obligation, liability or undertaking of, and be binding upon, such particular Portfolio and shall be payable solely from the available assets of such particular Portfolio and shall not be binding upon or affect any assets of any other Portfolio.

SECTION 19.18 SERVICE LEVEL AGREEMENTS. The Custodian and the Funds may from time to time agree to document the manner in which they expect to deliver and receive the services contemplated by this Agreement. In such event, each party will perform its obligations in accordance with any service levels that may be agreed upon by the parties in writing from time to time, subject to the terms of this Agreement

SECTION 19.19 LOAN SERVICES ADDENDUM. If a Fund directs the Custodian in writing to perform loan services, the Custodian and the Fund will be bound by the terms of the Loan Services Addendum attached hereto. The Fund shall reimburse Custodian for its fees and expenses related thereto as agreed upon from time to time in writing by the Fund and the Custodian.

[Signature page to follow.]

SIGNATURE PAGE

IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above-written.

FUND SIGNATURE ATTESTED TO BY:EACH OF THE ENTITIES SET FORTH ON APPENDIX

A HERETO

By:	/s/ Pete Mahoney	By:	/s/ Thomas J. Higgins
Name:	Pete Mahoney	Name:	Thomas J. Higgins
Title:	Fund Controller	Title:	Chief Financial Officer
SIGNATURE ATTESTED TO BY:	STATE STREET BANK AND TRUST COMPANY
By:	/s/ Matthew J. Kelly	By:	/s/ Andrew Erickson
Name:	Matthew J. Kelly	Name:	Andrew Erickson
Title:	Vice President	Title:	Executive Vice President

APPENDIX A

Vanguard California Tax-Free Funds

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

Vanguard CMT Funds

Vanguard Municipal Cash Management Fund

Vanguard Convertible Securities Fund

Vanguard Convertible Securities Fund

Vanguard Institutional Index Funds

Vanguard Institutional Index Fund

Vanguard Malvern Funds

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Massachusetts Tax-Exempt Funds Vanguard Massachusetts Tax-Exempt Fund

Vanguard Municipal Bond Funds

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

Vanguard New Jersey Tax-Free Funds

Vanguard New Jersey Long-Term Tax-Exempt Fund Vanguard New Jersey Municipal Money Market Fund

Vanguard New York Tax-Free Funds

Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

Vanguard Ohio Tax-Free Funds

Vanguard Ohio Long-Term Tax-Exempt Fund

Vanguard Pennsylvania Tax-Free Funds

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Vanguard Pennsylvania Municipal Money Market Fund

Vanguard Quantitative Funds

Vanguard Growth and Income Fund

Vanguard STAR Funds

Vanguard STAR Fund

A-1

Vanguard Variable Insurance Funds

Balanced Portfolio

Diversified Value Portfolio

Equity Index Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Small Company Growth Portfolio

Vanguard World Fund

Vanguard FTSE Social Index Fund

A-2

SCHEDULE A – GLOBAL CUSTODY NETWORK
MARKET	SUBCUSTODIAN	ADDRESS
Albania	Raiffeisen Bank sh.a.	Blv. "Bajram Curri" ETC – Kati 14 Tirana,
Albania
Argentina	Citibank, N.A.	Bartolome Mitre 530
1036 Buenos Aires, Argentina
Australia	The Hongkong and Shanghai	HSBC Securities Services Level 3,
Banking Corporation Limited	10 Smith St.,
Parramatta, NSW 2150, Australia
Austria	Deutsche Bank AG (operating	Fleischmarkt 1
through its Frankfurt branch with	A-1010 Vienna, Austria
support from its Vienna branch)
UniCredit Bank Austria AG	Custody Department / Dept. 8398-TZ Julius
Tandler Platz 3
A-1090 Vienna, Austria
Bahrain	HSBC Bank Middle East Limited	1ST Floor, Bldg. #2505 Road #
(as delegate of The Hongkong and	2832, Al Seef 428 Kingdom of
Shanghai Banking Corporation	Bahrain
Limited)
Bangladesh	Standard Chartered Bank	Silver Tower, Level 7
52 South Gulshan Commercial Area Gulshan 1,
Dhaka 1212, Bangladesh
Belgium	Deutsche	Bank	AG,	De Entrees 99-197
Netherlands (operating through	1101 HE Amsterdam, Netherlands
its Amsterdam	branch	with
support	from	its Brussels
branch)
Benin	via Standard Chartered Bank Côte	23, Bld de la République
d’Ivoire S.A., Abidjan, Ivory Coast	17 BP 1141 Abidjan 17 Côte d’Ivoire
Bermuda	HSBC Bank Bermuda Limited	6 Front Street
Hamilton, HM06, Bermuda
Federation	UniCredit Bank d.d.	Zelenih beretki 24
of Bosnia	71 000 Sarajevo
and	Federation of Bosnia and Herzegovina
Herzegovin
a
Botswana	Standard Chartered Bank Botswana	4th Floor, Standard Chartered House Queens Road
Limited	The Mall
Gaborone, Botswana
Brazil	Citibank, N.A.	AV Paulista 1111
São Paulo, SP 01311-920 Brazil
Bulgaria	Citibank Europe plc, Bulgaria	Serdika Offices, 10th floor 48 Sitnyakovo Blvd.
Branch	1505 Sofia, Bulgaria

SCH A-1

	UniCredit Bulbank AD	7 Sveta Nedelya Square
1000 Sofia, Bulgaria
Burkina Faso	via Standard Chartered Bank Côte	23, Bld de la République
	d’Ivoire S.A., Abidjan, Ivory Coast	17 BP 1141 Abidjan 17 Côte d’Ivoire
Canada	State Street Trust Company Canada	30 Adelaide Street East, Suite 800 Toronto, ON
Canada M5C 3G6
Chile	Itaú CorpBanca S.A.	Presidente Riesco Street # 5537 Floor 18
Las Condes, Santiago de Chile
People’s	HSBC Bank (China) Company	33rd Floor, HSBC Building, Shanghai IFC 8
Republic of	Limited	Century Avenue
China	(as delegate of The Hongkong and	Pudong, Shanghai, China (200120)
Shanghai Banking Corporation
Limited)
	China Construction Bank	No.1 Naoshikou Street Chang An
	Corporation	Xing Rong Plaza Beijing 100032-33,
China
China Connect	Citibank N.A.	39/F., Champion Tower 3
Garden Road Central, Hong
Kong
	The Hongkong and Shanghai	Level 30,
	Banking Corporation Limited	HSBC Main Building 1
Queen's Road Central, Hong
Kong
	Standard Chartered Bank (Hong	15th Floor Standard Chartered Tower 388 Kwun
	Kong) Limited	Tong Road
Kwun Tong, Hong Kong
Colombia	Cititrust Colombia S.A. Sociedad	Carrera 9A, No. 99-02 Bogotá
	Fiduciaria	DC, Colombia
Costa Rica	Banco BCT S.A.	160 Calle Central Edificio BCT
San José, Costa Rica
Croatia	Privredna Banka Zagreb d.d.	Custody Department Radnička cesta 50
10000 Zagreb, Croatia
	Zagrebacka Banka d.d.	Savska 60
10000 Zagreb, Croatia
Cyprus	BNP Paribas Securities Services,	2 Lampsakou Str.
	S.C.A., Greece (operating through	115 28 Athens, Greece
its Athens branch)
Czech	Československá obchodní banka,	Radlická 333/150
Republic	a.s.	150 57 Prague 5, Czech Republic
	UniCredit Bank Czech Republic and	BB Centrum – FILADELFIE Želetavská 1525/1
	Slovakia, a.s.	140 92 Praha 4 - Michle, Czech Republic
Denmark	Nordea Bank AB (publ), Sweden	Strandgade 3
	(operating through its branch,	0900 Copenhagen C, Denmark
Nordea Danmark, Filial af

SCH A-2

Nordea Bank AB (publ),
Sverige)
Skandinaviska Enskilda Banken
AB (publ), Sweden (operating
through its Copenhagen branch)
Egypt	HSBC Bank Egypt S.A.E.
(as delegate of The Hongkong and
Shanghai Banking Corporation
Limited)
Estonia	AS SEB Pank
Finland	Nordea	Bank	AB (publ),
Sweden (operating through its
	branch,	Nordea	Bank	AB
(publ), Finnish branch)
Skandinaviska Enskilda Banken AB
(publ), Sweden (operating through
its Helsinki branch)
France	Deutsche	Bank		AG,
Netherlands (operating through
	its Amsterdam		branch	with
support from its Paris branch)
Republic of	JSC Bank of Georgia
Georgia
Germany	State Street Bank International
GmbH

Deutsche Bank AG

Ghana	Standard Chartered Bank Ghana
Limited
Greece	BNP Paribas Securities Services,
S.C.A.
Guinea-Bissau	via Standard Chartered Bank Côte
d’Ivoire S.A., Abidjan, Ivory Coast
Hong Kong	Standard Chartered Bank (Hong
Kong) Limited
Hungary	Citibank Europe plc Magyarországi
Fióktelepe
UniCredit Bank Hungary Zrt.
Iceland	Landsbankinn hf.

Bernstorffsgade 50

1577 Copenhagen, Denmark

6th Floor

306 Corniche El Nil Maadi

Cairo, Egypt

Tornimäe 2

15010 Tallinn, Estonia

Satamaradankatu 5

00500 Helsinki, Finland

Securities Services Box 630

SF-00101 Helsinki, Finland

De Entrees 99-197

1101 HE Amsterdam, Netherlands

29a Gagarini Str. Tbilisi 0160, Georgia

Brienner Strasse 59

80333 Munich, Germany

Alfred-Herrhausen-Allee 16-24

D-65760 Eschborn, Germany

P. O. Box 768 1st Floor

High Street Building Accra, Ghana

2 Lampsakou Str.

115 28 Athens, Greece

23, Bld de la République

17 BP 1141 Abidjan 17 Côte d’Ivoire

15th Floor Standard Chartered Tower 388 Kwun Tong Road

Kwun Tong, Hong Kong

7 Szabadság tér, Bank Center Budapest, H-1051 Hungary

6th Floor Szabadság tér 5-6 H-1054 Budapest, Hungary

Austurstræti 11

SCH A-3

155 Reykjavik, Iceland
India	Deutsche Bank AG	Block B1, 4th Floor, Nirlon Knowledge Park
Off Western Express Highway Goregaon (E)
Mumbai 400 063, India
	The Hongkong and Shanghai	11F, Building 3, NESCO - IT Park, NESCO
	Banking Corporation Limited	Complex,
Western Express Highway Goregaon (East),
Mumbai 400 063, India
Indonesia	Deutsche Bank AG	Deutsche Bank Building, 4th floor Jl. Imam Bonjol,
No. 80
Jakarta 10310, Indonesia
Ireland	State Street Bank and Trust	525 Ferry Road
	Company, United Kingdom branch	Edinburgh EH5 2AW, Scotland
Israel	Bank Hapoalim B.M.	50 Rothschild Boulevard Tel Aviv,
Israel 61000
Italy	Deutsche Bank S.p.A.	Investor Services
Via Turati 27 – 3rd Floor
20121 Milan, Italy
Ivory Coast	Standard Chartered Bank Côte	23, Bld de la République
	d’Ivoire S.A.	17 BP 1141 Abidjan 17 Côte d’Ivoire
Japan	Mizuho Bank, Limited	Shinagawa Intercity Tower A 2-15-1, Konan,
Minato-ku
Tokyo 108-6009, Japan
	The Hongkong and Shanghai	HSBC Building
	Banking Corporation Limited	11-1 Nihonbashi 3-chome, Chuo-ku Tokyo
1030027, Japan
Jordan	Standard Chartered Bank	Shmeissani Branch
Al-Thaqafa Street, Building # 2
P.O. Box 926190
Amman 11110, Jordan
Kazakhstan	JSC Citibank Kazakhstan	Park Palace, Building A, 41 Kazibek Bi street,
Almaty A25T0A1, Kazakhstan
Kenya	Standard Chartered Bank Kenya	Custody Services
	Limited	Standard Chartered @ Chiromo, Level 5 48
Westlands Road
P.O. Box 40984 – 00100 GPO
Nairobi, Kenya
Republic of	Deutsche Bank AG	18th Fl., Young-Poong Building 41
Korea		Cheonggyecheon-ro
Jongro-ku-, Seoul 03188, Korea
	The Hongkong and Shanghai	5F
	Banking Corporation Limited	HSBC Building #37 Chilpae-ro
Jung-gu, Seoul 04511, Korea
Kuwait	HSBC Bank Middle East Limited	Kuwait City, Sharq Area Abdulaziz Al Sager
	(as delegate of The Hongkong and	Street Al Hamra Tower, 37F

SCH A-4

	Shanghai Banking Corporation			P. O. Box 1683, Safat 13017, Kuwait
Limited)
Latvia	AS SEB banka			Unicentrs, Valdlauči
LV-1076 Kekavas pag., Rigas raj., Latvia
Lithuania	AB SEB bankas			Gedimino av. 12
LT 2600 Vilnius, Lithuania
Malawi	Standard Bank Limited			Kaomba Centre
Cnr. Victoria Avenue & Sir Glyn Jones Road
Blantyre, Malawi
Malaysia	Deutsche Bank (Malaysia) Berhad			Domestic Custody Services Level 20, Menara IMC
8 Jalan Sultan Ismail
50250 Kuala Lumpur, Malaysia
	Standard Chartered Bank Malaysia			Menara Standard Chartered 30 Jalan Sultan Ismail
	Berhad			50250 Kuala Lumpur, Malaysia
Mali	via Standard Chartered Bank Côte			23, Bld de la République
	d’Ivoire S.A., Abidjan, Ivory Coast			17 BP 1141 Abidjan 17 Côte d’Ivoire
Mauritius	The Hongkong and Shanghai			6F HSBC Centre 18
	Banking Corporation Limited			CyberCity Ebene,
Mauritius
Mexico	Banco Nacional de México, S.A.			3er piso, Torre Norte
Act. Roberto Medellín No. 800 Col. Santa Fe
Mexico, DF 01219
Morocco	Citibank Maghreb			Zénith Millénium Immeuble1 Sidi
Maârouf – B.P. 40 Casablanca 20190,
Morocco
Namibia	Standard Bank Namibia Limited			Standard Bank Center
Cnr. Werner List St. and Post St. Mall 2nd Floor
Windhoek, Namibia
Netherlands	Deutsche Bank AG			De Entrees 99-197
1101 HE Amsterdam, Netherlands
New Zealand	The Hongkong and Shanghai			HSBC House
	Banking Corporation Limited			Level 7, 1 Queen St. Auckland 1010,
New Zealand
Niger	via Standard Chartered Bank Côte			23, Bld de la République
	d’Ivoire S.A., Abidjan, Ivory Coast			17 BP 1141 Abidjan 17 Côte d’Ivoire
Nigeria	Stanbic IBTC Bank Plc.			Plot 1712 Idejo St Victoria Island,
Lagos 101007, Nigeria
Norway	Nordea	Bank AB (publ),		Essendropsgate 7
	Sweden (operating		through its	0368 Oslo, Norway
	branch,	Nordea	Bank AB
(publ), filial i Norge)
	Skandinaviska Enskilda Banken AB			P.O. Box 1843 Vika Filipstad Brygge 1
	(publ), Sweden (operating through			N-0123 Oslo, Norway
its Oslo branch)

SCH A-5

Oman	HSBC Bank Oman S.A.O.G.			2nd Floor Al Khuwair PO Box 1727 PC 111
	(as delegate of The Hongkong and			Seeb, Oman
Shanghai Banking Corporation
Limited)
Pakistan	Deutsche Bank AG			Unicentre – Unitowers
I.I. Chundrigar Road
P.O. Box 4925
Karachi - 74000, Pakistan
Panama	Citibank, N.A.			Boulevard Punta Pacifica Torre de las Americas
Apartado
Panama City, Panama 0834-00555
Peru	Citibank del Perú, S.A.			Canaval y Moreyra 480 3rd
Floor, San Isidro Lima 27, Perú
Philippines	Deutsche Bank AG			Global Transaction Banking Tower
One, Ayala Triangle 1226 Makati City,
Philippines
Poland	Bank Handlowy w Warszawie S.A.			ul. Senatorska 16
00-293 Warsaw, Poland
	Bank Polska Kasa Opieki S.A.			31 Zwirki I Wigury Street
02-091, Warsaw, Poland
Portugal	Deutsche	Bank	AG,	De Entrees 99-197
	Netherlands (operating through			1101 HE Amsterdam, Netherlands
	its Amsterdam branch		with
support from its Lisbon branch)
Puerto Rico	Citibank N.A.			235 Federico Costa Street, Suite 315 San Juan,
Puerto Rico 00918
Qatar	HSBC Bank Middle East Limited
(as delegate of The Hongkong and
Shanghai Banking Corporation
Limited)

2 Fl Ali Bin Ali Tower Building no.: 150 Airport Road

Doha, Qatar

Romania	Citibank Europe plc, Dublin –	8, Iancu de Hunedoara Boulevard
	Romania Branch	712042, Bucharest Sector 1, Romania
Russia	AO Citibank	8-10 Gasheka Street, Building 1
125047 Moscow, Russia
Saudi Arabia	HSBC Saudi Arabia	HSBC Head Office 7267 Olaya - Al Murooj
	(as delegate of The Hongkong and	Riyadh 12283-2255
	Shanghai Banking Corporation	Kingdom of Saudi Arabia
Limited)
Senegal	via Standard Chartered Bank Côte	23, Bld de la République
	d’Ivoire S.A., Abidjan, Ivory Coast	17 BP 1141 Abidjan 17 Côte d’Ivoire
Serbia	UniCredit Bank Serbia JSC	Rajiceva 27-29
11000 Belgrade, Serbia
Singapore	Citibank N.A.	3 Changi Business Park Crescent
#07-00, Singapore 486026

SCH A-6

	United Overseas Bank Limited	156 Cecil Street
FEB Building #08-03
Singapore 069544
Slovak	UniCredit Bank Czech Republic and	Ŝancová 1/A
Republic	Slovakia, a.s.	813 33 Bratislava, Slovak Republic
Slovenia	UniCredit Banka Slovenija d.d.	Šmartinska 140
SI-1000 Ljubljana, Slovenia
South Africa	FirstRand Bank Limited	Mezzanine Floor
3 First Place Bank City
Corner Simmonds & Jeppe Sts. Johannesburg 2001
Republic of South Africa
	Standard Bank of South Africa	3rd Floor, 25 Pixley Ka Isaka Seme St.
	Limited	Johannesburg 2001
Republic of South Africa
Spain	Deutsche Bank S.A.E.	Calle de Rosario Pino 14-16, Planta 1
28020 Madrid, Spain
Sri Lanka	The Hongkong and Shanghai	24, Sir Baron Jayatilake Mawatha Colombo 01,
	Banking Corporation Limited	Sri Lanka
Republic of	UniCredit Bank d.d.	Zelenih beretki 24
Srpska		71 000 Sarajevo
Federation of Bosnia and Herzegovina
Swaziland	Standard Bank Swaziland Limited	Standard House, Swazi Plaza
Mbabane, Swaziland H101
Sweden	Nordea Bank AB (publ)	Smålandsgatan 17
105 71 Stockholm, Sweden
	Skandinaviska Enskilda Banken AB	Sergels Torg 2
	(publ)	SE-106 40 Stockholm, Sweden
Switzerland	Credit Suisse (Switzerland) Limited	Uetlibergstrasse 231
8070 Zurich, Switzerland
	UBS Switzerland AG	Max-Högger-Strasse 80-82
CH-8048 Zurich-Alstetten, Switzerland
Taiwan -	Deutsche Bank AG	296 Ren-Ai Road
R.O.C.		Taipei 106 Taiwan, Republic of China
	Standard Chartered Bank (Taiwan)	168 Tun Hwa North Road
	Limited	Taipei 105, Taiwan, Republic of China
Tanzania	Standard Chartered Bank (Tanzania)	1 Floor, International House
	Limited	Corner Shaaban Robert St and Garden Ave
PO Box 9011
Dar es Salaam, Tanzania
Thailand	Standard Chartered Bank (Thai)	Sathorn Nakorn Tower 14th Floor, Zone B
	Public Company Limited	90 North Sathorn Road
Silom, Bangkok 10500, Thailand
Togo	via Standard Chartered Bank Côte	23, Bld de la République

SCH A-7

	d’Ivoire S.A., Abidjan, Ivory Coast	17 BP 1141 Abidjan 17 Côte d’Ivoire
Tunisia	Union Internationale de Banques	65 Avenue Bourguiba
1000 Tunis, Tunisia
Turkey	Citibank, A.Ş.	Tekfen Tower
Eski Buyukdere Caddesi 209 Kat 3
Levent 34394 Istanbul, Turkey
	Deutsche Bank A.Ş.	Eski Buyukdere Caddesi Tekfen Tower No. 209
Kat: 17 4
Levent 34394 Istanbul, Turkey
Uganda	Standard Chartered Bank Uganda	5 Speke Road
	Limited	P.O. Box 7111
Kampala, Uganda
Ukraine	PJSC Citibank	16-g Dilova St.
Kyiv 03150, Ukraine
United Arab	HSBC Bank Middle East Limited	HSBC Securities Services Emaar Square
Emirates	(as delegate of The Hongkong and	Level 3, Building No. 5 P O Box 502601
Dubai	Shanghai Banking Corporation	Dubai, United Arab Emirates
Financial	Limited)
Market
United Arab	HSBC Bank Middle East Limited	HSBC Securities Services Emaar Square
Emirates	(as delegate of The Hongkong and	Level 3, Building No. 5 P O Box 502601
Dubai	Shanghai Banking Corporation	Dubai, United Arab Emirates
International	Limited)
Financial
Center
United Arab	HSBC Bank Middle East Limited	HSBC Securities Services Emaar Square
Emirates Abu	(as delegate of The Hongkong and	Level 3, Building No. 5 P O Box 502601
Dhabi	Shanghai Banking Corporation	Dubai, United Arab Emirates
Limited)
United	State Street Bank and Trust	525 Ferry Road
Kingdom	Company, United Kingdom branch	Edinburgh EH5 2AW, Scotland
Uruguay	Banco Itaú Uruguay S.A.	Zabala 1463
11000 Montevideo, Uruguay
Venezuela	Citibank, N.A.	Centro Comercial El Recreo Torre
Norte, Piso 19 Avenida Casanova
Caracas, Venezuela 1050
Vietnam	HSBC Bank (Vietnam) Limited	Centre Point
	(as delegate of The Hongkong and	106 Nguyen Van Troi Street Phu Nhuan District
	Shanghai Banking Corporation	Ho Chi Minh City, Vietnam
Limited)
Zambia	Standard Chartered Bank Zambia	Standard Chartered House Cairo Road
	Plc.	P.O. Box 32238
10101, Lusaka, Zambia
Zimbabwe	Stanbic Bank Zimbabwe Limited	3rd Floor Stanbic Centre
	(as delegate of Standard Bank of	59 Samora Machel Avenue Harare,

SCH A-8

South Africa Limited)	Zimbabwe

SCH A-9

SCHEDULE B – DEPOSITORIES OPERATING IN NETWORK MARKETS

MARKET	DEPOSITORY
Albania	Bank of Albania
Argentina	Caja de Valores S.A.
Australia	Austraclear Limited
Austria	OeKB Central Securities
Depository GmbH
Bahrain	Clearing, Settlement,
Depository and Registry
System of the Bahrain
Bourse
Bangladesh	Bangladesh Bank
Central Depository
Bangladesh Limited
Belgium	Euroclear Belgium
National Bank of Belgium
Benin	Dépositaire Central –
Banque de Règlement
Banque Centrale des Etats
d’Afrique de l’Ouest
Bermuda	Bermuda Securities
Federation of	Registar vrijednosnih papira
Bosnia and	u Federaciji Bosne i
Herzegovina	Hercegovine, d.d.
Botswana	Bank of Botswana
Central Securities
Depository Company of
Botswana Ltd.
Brazil	Central de Custódia e de
Liquidação Financeira de
Títulos Privados (CETIP)
BM&F BOVESPA
Depository Services, a
department of BM&F

TYPES OF SECURITIES

Government debt

Equities, government and corporate bonds, and corporate money market instruments

Government securities, corporate bonds, and corporate money market instruments

All securities listed on Wiener Börse AG, the Vienna Stock Exchange (as well as virtually all other Austrian securities)

Equities

Government securities

Equities and corporate bonds

Equities and most corporate bonds

Government securities, corporate bonds, and money market instruments

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Equities, corporate bonds

Equities, corporate bonds, government securities, money market instruments

Government debt

Equities and corporate bonds

Corporate debt and money market instruments

Equities and corporate bonds traded on-exchange

SCH B-1

BOVESPA S.A.
	Sistema Especial de	Government debt issued by the central bank and the
	Liquidação e de Custódia	National Treasury
(SELIC)
Bulgaria	Bulgarian National Bank	Government securities
	Central Depository AD	Eligible equities and corporate bonds
Burkina Faso	Dépositaire Central –	All securities traded on Bourse Régionale des Valeurs
	Banque de Règlement	Mobilières, the West African regional exchange,
including securities from the following West African
nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory
Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats	Treasury bills and Treasury bonds issued by the
	d’Afrique de l’Ouest	following West African nations: Benin, Burkina Faso,
Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal
and Togo.
Canada	The Canadian Depository	All book-entry eligible securities, including
	for Securities Limited	government securities, equities, corporate bonds,
money market instruments, strip bonds, and asset-
backed securities
Chile	Depósito Central de Valores	Government securities, equities, corporate bonds,
	S.A.	mortgage-backed securities, and money market
instruments
People’s	China Securities Depository	A shares, B shares, Treasury bonds, local government
Republic of	and Clearing Corporation	bonds, enterprise bonds, corporate bonds, open and
China	Limited, Shanghai and	closed-end funds, convertible bonds, and warrants
Shenzhen Branches
	China Central Depository	Bonds traded through the China Interbank Bond
	and Clearing Co., Ltd.	Market (CIBM), including Treasury bonds, local
government bonds, policy bank bonds, central bank
bills, medium-term notes, commercial paper, enterprise
bonds, and commercial bank bonds
	Shanghai Clearing House	Bonds traded through the China Interbank Bond
Market (CIBM), including Treasury bonds, local
government bonds, policy bank bonds, central bank
bills, enterprise bonds, certain issues of medium-term
notes, commercial paper, and commercial bank bonds
Colombia	Depósito Central de Valores	Securities issued by the central bank and the Republic
of Colombia
	Depósito Centralizado de	Equities, corporate bonds, money market instruments
Valores de Colombia S.A.
(DECEVAL)
Costa Rica	Interclear Central de	Securities traded on Bolsa Nacional de Valores
Croatia	Središnje klirinško	Eligible equities, corporate bonds, government
SCH B-2
	depozitarno društvo d.d.	securities, and corporate money market instruments
Cyprus	Central Depository and	Equities, corporate bonds, dematerialized government
	Central Registry	securities, corporate money market instruments
Czech	Centrální depozitář cenných	All dematerialized equities, corporate debt, and
Republic	papírů, a.s.	government debt, excluding Treasury bills
	Czech National Bank	Treasury bills
Denmark	VP Securities A/S	Equities, government securities, corporate bonds,
corporate money market instruments, warrants
Egypt	Central Bank of Egypt
Misr for Central Clearing,
Depository and Registry
S.A.E.
Estonia	AS Eesti Väärtpaberikeskus
Finland	Euroclear Finland
France	Euroclear France
Republic of	Georgian Central Securities
Georgia	Depository
National Bank of Georgia
Germany	Clearstream Banking AG,
Frankfurt
Ghana	Central Securities
Depository (Ghana) Limited
Greece	Bank of Greece, System for
Monitoring Transactions in
Securities in Book-Entry
Form
Hellenic Central Securities
Depository
Guinea-	Dépositaire Central –
Bissau	Banque de Règlement

Banque Centrale des Etats d’Afrique de l’Ouest

Hong Kong Central Moneymarkets Unit

Treasury bills

Eligible equities, corporate bonds, and Treasury bonds

All registered equity and debt securities

Equities, corporate bonds, government securities, money market instruments

Government securities, equities, bonds, and money market instruments

Equities, corporate bonds, and money market instruments

Government securities

Equities, government securities, corporate bonds, money market instruments, warrants, investment funds, and index certificates

Government securities and Bank of Ghana securities; equities and corporate bonds

Government debt

Eligible listed equities, government debt, and corporate bonds

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Government debt (i.e., exchange fund bills and notes issued by the HKMA), other private debt, and money

SCH B-3

market instruments
	Hong Kong Securities	Securities listed or traded on the Stock Exchange of
	Clearing Company Limited	Hong Kong Limited
Hungary	KELER Központi Értéktár	Government securities, equities, corporate bonds, and
	Zrt.	investment fund notes
Iceland	Nasdaq verðbréfamiðstöð	Government securities, equities, corporate bonds, and
	hf.	money market instruments
India	Central Depository Services	Eligible equities, debt securities, and money market
	(India) Limited	instruments
	National Securities	Eligible equities, debt securities, and money market
	Depository Limited	instruments
	Reserve Bank of India	Government securities
Indonesia	Bank Indonesia	Sertifikat Bank Indonesia (central bank certificates),
Surat Utang Negara (government debt instruments),
and Surat Perbendaharaan Negara (Treasury bills)
	PT Kustodian Sentral Efek	Equities, corporate bonds, and money market
	Indonesia	instruments
Ireland	Euroclear UK & Ireland	GBP- and EUR-denominated money market
	Limited	instruments
	Euroclear Bank S.A./N.V.	Government securities
Israel	Tel Aviv Stock Exchange	Government securities, equities, corporate bonds and
	Clearing House Ltd. (TASE	trust fund units
Clearing House)
Italy	Monte Titoli S.p.A.	Equities, corporate debt, government debt, money
market instruments, and warrants
Ivory Coast	Dépositaire Central –	All securities traded on Bourse Régionale des Valeurs
	Banque de Règlement	Mobilières, the West African regional exchange,
including securities from the following West African
nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory
Coast, Mali, Niger, Senegal and Togo.
	Banque Centrale des Etats	Treasury bills and Treasury bonds issued by the
	d’Afrique de l’Ouest	following West African nations: Benin, Burkina Faso,
Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal
and Togo.
Japan	Bank of Japan – Financial	Government securities
Network System
	Japan Securities Depository	Equities, corporate bonds, and corporate money market
	Center (JASDEC)	instruments
Incorporated
Jordan	Central Bank of Jordan	Treasury bills, government bonds, development bonds,
and public entity bonds
	Securities Depository	Equities and corporate bonds
SCH B-4
Center
Kazakhstan	Central Securities
Depository
Kenya	Central Bank of Kenya
Central Depository and
Settlement Corporation
Limited
Republic of	Korea Securities Depository
Korea
Kuwait	Kuwait Clearing Company
KSC
Latvia	Latvian Central Depository
Lebanon	Banque du Liban
Custodian and Clearing
Center of Financial
Instruments for Lebanon
and the Middle East
(Midclear) S.A.L.
Lithuania	Central Securities
Depository of Lithuania
Malawi	Reserve Bank of Malawi
Malaysia	Bank Negara Malaysia
Bursa Malaysia Depository
Sdn. Bhd.
Mali	Dépositaire Central –
Banque de Règlement
Banque Centrale des Etats
d’Afrique de l’Ouest
Mauritius	Bank of Mauritius
Central Depository and
Settlement Co. Limited
Mexico	S.D. Indeval, S.A. de C.V.
Morocco	Maroclear

Government securities, equities, corporate bonds, and money market instruments

Treasury bills and Treasury bonds Equities and corporate debt

Equities, government securities, corporate bonds and money market instruments

Money market instruments, equities, and corporate bonds

Equities, government securities, corporate bonds, and money market instruments

Government securities and certificates of deposit issued by the central bank

Equities, corporate bonds and money market instruments

All securities available for public trading

Reserve Bank of Malawi bills and Treasury bills

Treasury bills, Bank Negara Malaysia bills, Malaysian government securities, private debt securities, and money market instruments

Securities listed on Bursa Malaysia Securities Berhad

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Government debt (traded through primary dealers)

Listed and unlisted equity and debt securities (corporate debt and T-bills traded on the exchange)

All securities

Eligible listed equities, corporate and government debt, certificates of deposit, commercial paper

SCH B-5

Namibia	Bank of Namibia
Netherlands	Euroclear Nederland
New Zealand	New Zealand Central
Securities Depository
Limited
Niger	Dépositaire Central –
Banque de Règlement
Banque Centrale des Etats
d’Afrique de l’Ouest
Nigeria	Central Bank of Nigeria
Central Securities Clearing
System Limited
Norway	Verdipapirsentralen
Oman	Muscat Clearing &
Depository Company
S.A.O.G.
Pakistan	Central Depository
Company of Pakistan
Limited
State Bank of Pakistan
Panama	Central Latinoamericana de
Valores,
S.A. (LatinClear)
Peru	CAVALI S.A. Institución
de Compensación y
Liquidación de Valores
Philippines	Philippine Depository &
Trust Corporation
Registry of Scripless
Securities (ROSS) of the
Bureau of the Treasury
Poland	Rejestr Papierów
Wartościowych
Krajowy Depozyt Papierów
Wartościowych, S.A.

Treasury bills

Government securities, equities, corporate bonds, corporate money market instruments, and stripped government bonds

Government securities, equities, corporate bonds, and money market instruments

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and government bonds

Equities and corporate bonds traded on the Nigeria Stock Exchange

All listed securities

Equities, corporate bonds, government debt

Equities and corporate bonds

Government securities

Equities, government and corporate debt, commercial paper, short-term securities

All securities in book-entry form traded on the stock exchange

Eligible equities and debt

Government securities

Treasury bills

Equities, corporate bonds, corporate money market instruments, Treasury bonds, warrants, and futures contracts

SCH B-6

Portugal	INTERBOLSA - Sociedad
Gestora de Sistemas de
Liquidação e de Sistemas
Centralizados de Valores
Mobiliários, S.A.
Qatar	Qatar Central Securities
Depository
Romania	National Bank of Romania
S.C. Depozitarul Central
S.A.
Russia	National Settlement
Depository
Saudi Arabia	Saudi Arabian Monetary
Authority
Securities Depository
Center Company
Senegal	Dépositaire Central –
Banque de Règlement
Banque Centrale des Etats
d’Afrique de l’Ouest
Serbia	Central Securities
Depository and
Clearinghouse
Singapore	Monetary Authority of
Singapore
The Central Depository
(Pte.) Limited
Slovak	Centrálny depozitár
Republic	cenných papierov SR, a.s.
Slovenia	KDD – Centralna klirinško
depotna družba d.d.
South Africa	Strate (Pty) Ltd.
Spain	IBERCLEAR
Sri Lanka	Central Bank of Sri Lanka
Central Depository System

All local Portuguese instruments

Equities, government bonds and Treasury bills listed on the Qatar Exchange

Treasury bills and bonds

Bursa de Valori Bucuresti- (Bucharest Stock Exchange-) listed equities, corporate bonds, government bonds, and municipal bonds

Eligible equities, Obligatsii Federal’nogo Zaima (OFZs), and corporate debt denominated in RUB

Government securities and Saudi government development bonds (SGDBs)

Equities

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

All instruments

Government securities

Eligible listed equities and eligible private debt traded in Singapore

All dematerialized securities

All publicly traded securities

Eligible equities, government securities, corporate bonds, money market instruments, and warrants

Government securities, equities, warrants, money market instruments, and corporate bonds

Government securities Equities and corporate bonds

SCH B-7

(Pvt) Limited
Republic of	Central Registry of
Srpska	Securities in the Republic of
Srpska JSC
Swaziland	Central Bank of Swaziland
Sweden	Euroclear Sweden
Switzerland	SIX SIS AG
Taiwan -	Central Bank of the
R.O.C.	Republic of China (Taiwan)
Taiwan Depository and
Clearing Corporation
Tanzania	Central Depository System
(CDS), a department of the
Dar es Salaam Stock
Exchange
Thailand	Thailand Securities
Depository Company
Limited
Togo	Dépositaire Central –
Banque de Règlement
Banque Centrale des Etats
d’Afrique de l’Ouest
Tunisia	Tunisie Clearing
Turkey	Central Bank of Turkey
Central Registry Agency
Uganda	Bank of Uganda
Securities Central
Depository
Ukraine	National Depository of
United Arab	Clearing, Settlement,
Emirates –	Depository and Registry
Abu Dhabi	department of the Abu
Dhabi Securities Exchange

Government securities, equities, and corporate and municipal bonds

Treasury bills and Treasury bonds

Government securities, equities, bonds, money market instruments, derivatives, exchange traded funds, and warrants

Government securities, equities, corporate bonds, money market instruments, derivatives, mutual funds, and warrants

Government securities

Listed equities, short-term bills, and corporate bonds

Equities and corporate bonds

Government securities, equities and corporate bonds

All securities traded on Bourse Régionale des Valeurs Mobilières, the West African regional exchange, including securities from the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

Treasury bills and Treasury bonds issued by the following West African nations: Benin, Burkina Faso, Guinea-Bissau, the Ivory Coast, Mali, Niger, Senegal and Togo.

All eligible listed securities Government securities

Equities, corporate bonds, money market instruments, mutual fund certificates, exchange traded funds

Treasury bills and Treasury bonds Equities, corporate bonds

Equities, bonds, and money market instruments Equities, government securities, and corporate debt

SCH B-8

United Arab		Clearing, Settlement and
Emirates –		Depository Division, a
Dubai		department of the Dubai
Financial		Financial Market
United Arab		Central Securities
Emirates –		Depository, owned and
Dubai		operated by NASDAQ
International		Dubai Limited
Fi	i l
United		Euroclear UK & Ireland
Kingdom		Limited
Uruguay		Banco Central del Uruguay
Venezuela		Banco Central de Venezuela
Vietnam		Vietnam Securities
Depository
Zambia		Bank of Zambia
LuSE Central Shares
Depository Limited
Zimbabwe		Chengetedzai Depository
Company Limited

Reserve Bank of Zimbabwe

TRANSNATIONAL DEPOSITORIES

Euroclear Bank S.A./N.V.

Clearstream Banking, S.A.

Equities, government securities, and corporate debt listed on the DFM

Equities, corporate bonds, and corporate money market instruments

GBP- and EUR-denominated money market instruments

Government securities Government securities

Equities, government bonds, T-bills, corporate bonds, and public fund certificates

Treasury bills and Treasury bonds

Treasury bonds, corporate bonds, and equities

Equities and corporate bonds

Treasury bills and Treasury bonds

Domestic securities from more than 40 markets Domestic securities from more than 50 markets

SCH B-9

SCHEDULE C – GLOBAL CUSTODY NETWORK PUBLICATIONS

Publication / Type of Information	Brief Description
(scheduled update frequency)
The Guide to Custody in World	An overview of settlement and safekeeping procedures, custody
Markets	practices, and foreign investor considerations for the markets in
(regular my.statestreet.com	which State Street offers custodial services.
updates)
Global Custody Network Review	Information relating to Foreign Subcustodians in State Street’s
(updated annually on	Global Custody Network. The Review stands as an integral part
my.statestreet.com)	of the materials that State Street provides to its U.S. mutual fund clients to assist them in complying with SEC Rule 17f-5.
The Review also gives insight into State Street’s market
expansion and Foreign Subcustodian selection processes, as
well as the procedures and controls used to monitor the
financial condition and performance of our Foreign
Subcustodian banks.

Securities Depository Review (updated annually on my.statestreet.com)

Global Legal Survey (updated annually on my.statestreet.com)

Custody risk analyses of the Foreign Securities Depositories presently operating in Network markets. This publication is an integral part of the materials that State Street provides to its U.S. mutual fund clients to meet informational obligations created by SEC Rule 17f-7.

With respect to each market in which State Street offers

custodial services, opinions relating to whether local law restricts:

(i)access of a fund’s independent public accountants to books and records of a Foreign Subcustodian or Foreign Securities System,

(ii)a fund’s ability to recover in the event of bankruptcy or insolvency of a Foreign Subcustodian or Foreign Securities System,

(iii) a fund’s ability to recover in the event of a loss by a Foreign
Subcustodian or Foreign Securities System, and
(iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars.
Subcustodian Agreements	Copies of the contracts that State Street has entered into with
(available on CD-ROM annually)	each Foreign Subcustodian that maintains U.S. mutual fund
assets in the markets in which State Street offers custodial services.
Global Market Bulletin	Information on changing settlement and custody conditions in
(daily or as necessary via email and	markets where State Street offers custodial services. Includes
on my.statestreet.com)	changes in market and tax regulations, depository
developments, dematerialization information, as well as other market changes that may impact State Street’s clients.
Foreign Custody Risk	For those markets where State Street offers custodial services
Advisories	that exhibit special risks or infrastructures impacting custody,
State Street maintains market advisories to highlight those

SCH C-1

(provided as necessary and on my.statestreet.com)

Foreign Custody Manager Material Change Notices (quarterly or as necessary and on my.statestreet.com)

unique market factors which might impact our ability to offer recognized custody service levels.

Informational letters and accompanying materials, pursuant to our role as Foreign Custody Manager, confirming State Street’s foreign custody arrangements, including a summary of material changes with Foreign Subcustodians that have occurred during the previous quarter. The notices also identify any material changes in the custodial risks associated with maintaining assets with Foreign Securities Depositories.

Please contact GlobalMarketInformation@statestreet.com with questions about this document.

The information contained in this document has been carefully researched and is believed to be reliable as of the publication date. Due to the complexities of the markets and changing conditions, however, State Street cannot guarantee that it is complete or accurate in every respect. This document should not be construed or used as a substitute for appropriate legal or investment counsel. Specific advice should be sought on matters relevant to the investment activities of the reader. This application contains proprietary information and is fully protected by relevant copyright laws worldwide.

Copyright 2017 State Street Corporation www.statestreet.com

SCH C-2

SCHEDULE D – SPECIAL SUB-CUSTODIANS

SPECIAL SUB-CUSTODIANS

*[None/Name of Special Sub-Custodian(s)]

SCH D-1

LOAN SERVICES ADDENDUM

As used in this Addendum, the term “Fund”, in relation to a Loan (as defined below), includes a Portfolio on whose behalf the Fund acts with respect to the Loan.

The following provisions will apply with respect to interests in commercial loans, including loan participations, whether the loans are bilateral or syndicated and whether any obligor is located in or outside of the United States (collectively, “Loans”), made or acquired by a Fund on behalf of one or more of its Portfolios.

SECTION 1. PAYMENT CUSTODY. If a Fund wishes the Custodian to receive payments directly with respect to a Loan for credit to the bank account maintained by the Custodian for the Fund under the Custodian Agreement,

(a)the Fund will cause the Custodian to be named as the Fund’s nominee for payment purposes under the relevant financing documents, e.g., in the case of a syndicated loan, the administrative contact for the agent bank, and otherwise provide for the payment to the Custodian of the payments with respect to the Loan; and

(b)the Custodian will credit to the bank account maintained by the Custodian for the Fund under the Custodian Agreement any payment on or in respect of the Loan actually received by the Custodian and identified as relating to the Loan, but with any amount credited being conditional upon clearance and actual receipt by the Custodian of final payment.

SECTION 2. MONITORING. If a Fund wishes the Custodian to monitor payments on and forward notices relating to a Loan,

(a)the Fund will deliver, or cause to be delivered, to the Custodian a schedule identifying the amount and due dates of the scheduled principal payments, the scheduled interest payment dates and related payment amount information, and such other information with respect to the Loan as the Custodian may reasonably require in order to perform its services hereunder (collectively, “Loan Information”) and in such form and format as the Custodian may reasonably request; and

(b)the Custodian will (i) if the amount of a principal, interest, fee or other payment with respect to the Loan is not received by the Custodian on the date on which the amount is scheduled to be paid as reflected in the Loan Information, provide a report to the Fund that the payment has not been received and (ii) if the Custodian receives any consent solicitation, notice of default or similar notice from any syndication agent, lead or obligor on the Loan, undertake reasonable efforts to forward the notice to the Fund.

SECTION 3. EXCULPATION OF THE CUSTODIAN.

(a)Payment Custody and Monitoring. The Custodian will have no liability for any delay or failure by the Fund or any third party in providing Loan Information to the Custodian or for any inaccuracy or incompleteness of any Loan Information. The Custodian will have no obligation to verify, investigate, recalculate, update or otherwise confirm the accuracy or completeness of any Loan Information or other information or notices received by the Custodian in respect of the Loan. The Custodian will be entitled to (i) rely upon the Loan Information provided to it by or on behalf of the Fund or any other information or notices that the Custodian may receive from time to time from any syndication agent, lead or obligor or any similar party with respect to the Loan and (ii) update its records on the basis of such information or notices as may from time to time be received by the Custodian.

(b) Any Service. The Custodian will have no obligation to (i) determine whether any necessary steps have been taken or requirements have been met for the Fund to have acquired good or record title to a Loan,

(ii)ensure that the Fund’s acquisition of the Loan has been authorized by the Fund, (iii) collect past due payments on the Loan, preserve any rights against prior parties, exercise any right or perform any obligation in connection

LSA-1

with the Loan (including taking any action in connection with any consent solicitation, notice of default or similar notice received from any syndication agent, lead or obligor on the Loan) or otherwise take any other action to enforce the payment obligations of any obligor on the Loan, (iv) become itself the record title holder of the Loan or (v) make any advance of its own funds with respect to the Loan.

(c)Miscellaneous. The Custodian will not be considered to have been or be charged with knowledge of the sale of a Loan by the Fund, unless and except to the extent that the Custodian shall have received written notice of the sale from the Fund and the proceeds of the sale have been received by the Custodian for credit to the bank account maintained by the Custodian for the Fund under the Custodian Agreement. If any question arises as to the Custodian’s duties under this Addendum, the Custodian may request instructions from the Fund and will be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Fund. The Custodian will in all events have no liability, risk or cost for any action taken or omitted with respect to the Loan pursuant to Proper Instructions. The Custodian will have no responsibilities or duties whatsoever with respect to the Loan except as are expressly set forth in this Addendum.

LSA-2

FIRST AMENDMENT TO AMENDED AND RESTATED

MASTER CUSTODIAN AGREEMENT

This first amendment dated January 18, 2018 (the “Amendment”) to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties”.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

The Parties hereby amend and restate Appendix A to the Agreement as set forth below:

APPENDIX A

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD CONVERTIBLE SECURITIES FUND

Vanguard Convertible Securities Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Capital Value Fund

Vanguard U.S. Value Fund

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS Vanguard Massachusetts Tax-Exempt Fund

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MORGAN GROWTH FUND

Vanguard Morgan Growth Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund Vanguard New Jersey Municipal Money Market Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Vanguard Pennsylvania Municipal Money Market Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD STAR FUNDS

Vanguard STAR Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES’ EQUITY FUND

Vanguard Alternative Strategies Fund

Vanguard Emerging Markets Select Stock Fund

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund

Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this

Amendment as of the date set forth above.

STATE STREET BANK AND TRUST	EACH OF THE OPEN-END
COMPANY	MANAGEMENT INVESTMENT
COMPANIES LISTED ON APPENDIX A
By: /s/Andrew Erickson	By:	/s/ Thomas J. Higgins
Name: Andrew Erickson	Name:	Thomas J. Higgins
Title: Executive Vice President	Title:	Chief Financial Officer

SECOND AMENDMENT TO AMENDED AND RESTATED

MASTER CUSTODIAN AGREEMENT

This second amendment dated May 22, 2019 (the “Amendment”) to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties”.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

The Parties hereby amend and restate Appendix A to the Agreement as set forth below:

APPENDIX A

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Capital Value Fund

Vanguard U.S. Value Fund

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS Vanguard Massachusetts Tax-Exempt Fund

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund Vanguard New Jersey Municipal Money Market Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Vanguard Pennsylvania Municipal Money Market Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD STAR FUNDS

Vanguard STAR Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES’ EQUITY FUND

Vanguard Alternative Strategies Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Commodity Strategy Fund

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund

Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this

Amendment as of the date set forth above.

STATE STREET BANK AND TRUST	EACH OF THE OPEN-END
COMPANY	MANAGEMENT INVESTMENT
COMPANIES LISTED ON APPENDIX A
By: /s/ Andrew Erickson	By:	/s/ Thomas J. Higgins
Name: Andrew Erickson	Name:	Thomas J. Higgins
Title: Executive Vice President	Title:	Chief Financial Officer

THIRD AMENDMENT TO AMENDED AND RESTATED

MASTER CUSTODIAN AGREEMENT

This third amendment dated January 3, 2020 (the “Amendment”) to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties.”

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

The Parties hereby amend and restate Appendix A to the Agreement as set forth below:

APPENDIX A

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund

Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Capital Value Fund

Vanguard U.S. Value Fund

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS Vanguard Massachusetts Tax-Exempt Fund

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund Vanguard New Jersey Municipal Money Market Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

Vanguard Pennsylvania Municipal Money Market Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD STAR FUNDS

Vanguard STAR Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES’ EQUITY FUND

Vanguard Alternative Strategies Fund

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund

Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this

Amendment as of the date set forth above.

STATE STREET BANK AND TRUST	EACH OF THE OPEN-END
COMPANY	MANAGEMENT INVESTMENT
COMPANIES LISTED ON APPENDIX A
By:	/s/ Andrew Erickson	By:	/s/ John Bendl
Name:	Andrew Erickson	Name:	John Bendl
Title:	Executive Vice President	Title:	Chief Financial Officer

FOURTH AMENDMENT TO

AMENDED AND RESTATED

MASTER CUSTODIAN AGREEMENT

This fourth amendment dated March 8, 2021 (the “Amendment”) is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties.”

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK AND TRUST COMPANY

By: /s/ Michelle Ross

Name: Michelle Ross

Title: Vice President

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By:	/s/ John Bendl
Name:	John Bendl
Title:	Chief Financial Officer

APPENDIX A

March 8, 2021

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

March 8, 2021

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund Vanguard New Jersey Municipal Money Market Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD STAR FUNDS

Vanguard STAR Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES’ EQUITY FUND

Vanguard Alternative Strategies Fund

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

APPENDIX A (continued)

March 8, 2021

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund

Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

FIFTH AMENDMENT TO

AMENDED AND RESTATED

MASTER CUSTODIAN

AGREEMENT

This fifth amendment dated September 15, 2022 (the "Amendment") is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the "Agreement") between State Street Bank and Trust Company, a Massachusetts trust company (the "Custodian"), and each management investment company listed on Appendix A thereto (each, a "Fund"). Custodian and each Fund may be referred to individually as a "Party" or collectively as the "Parties."

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: /s/ Corey Groves

Name: Corey Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: /s/ Christine Buchanan

Name: Christine Buchanan

Title: Chief Financial Officer

APPENDIX A

September 15, 2022

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

September 15, 2022

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS

Vanguard New Jersey Long-Term Tax-Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS

Vanguard New York Long-Term Tax-Exempt Fund

Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Alternative Strategies Fund Vanguard Commodity Strategy Fund Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

September 15, 2022

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio

Growth Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund

Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

SIXTH AMENDMENT TO

AMENDED AND RESTATED

MASTER CUSTODIAN

AGREEMENT

This sixth amendment dated February 28, 2023 (the "Amendment") is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the "Agreement") between State Street Bank and Trust Company, a Massachusetts trust company (the "Custodian"), and each management investment company listed on Appendix A thereto (each, a "Fund"). Custodian and each Fund may be referred to individually as a "Party" or collectively as the "Parties."

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: /s/ Corey Groves

Name: Corey Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: /s/ Peter Mahoney

Name: Peter Mahoney

Title: Controller

APPENDIX A

February 28, 2023

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard Institutional Short-Term Bond Fund

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

February 28, 2023

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Ultra-Short-Term Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Vanguard Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Alternative Strategies Fund

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

February 28, 2023

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Equity Index Portfolio Growth Portfolio

High Yield Bond Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WELLINGTON FUND

Vanguard Short-Term Tax-Exempt Bond ETF

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

SEVENTH AMENDMENT TO

AMENDED AND RESTATED

MASTER CUSTODIAN

AGREEMENT

This seventh amendment dated December 7, 2023 (the "Amendment") is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the "Agreement") between State Street Bank and Trust Company, a Massachusetts trust company (the "Custodian"), and each management investment company listed on Appendix A thereto (each, a "Fund"). Custodian and each Fund may be referred to individually as a "Party" or collectively as the "Parties."

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: /s/ CAG

Name: Corey A. Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: /s/ Christine Buchanan

Name: Christine Buchanan

Title: Chief Financial Officer

APPENDIX A

December 7, 2023

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund Vanguard California Municipal Money Market Fund Vanguard California Tax-Exempt Bond ETF

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund

Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

Vanguard Global ex-U.S. Real Estate Index Fund

Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

December 7, 2023

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Bond ETF

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Ultra-Short Tax-Exempt Fund

Vanguard Tax-Exempt Bond Index Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Vanguard Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

December 7, 2023

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Growth Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WELLINGTON FUND

Vanguard Short-Term Tax-Exempt Bond ETF

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

EIGHTH AMENDMENT TO

AMENDED AND RESTATED

MASTER CUSTODIANAGREEMENT

This seventh amendment dated October 1, 2024 (the “Amendment”) is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”"), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties.”

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: ____________________________

Name: Corey A. Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: _____________________________

Name: Christine Buchanan

Title: Chief Financial Officer

APPENDIX A

October 1, 2024

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-

Exempt Fund Vanguard California Long-Term

Tax-Exempt Fund Vanguard California

Municipal Money Market Fund

Vanguard California Tax-Exempt Bond ETF

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond

Index Fund Vanguard Total

International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-

Grade Fund Vanguard Short-Term

Investment-Grade Fund Vanguard High-

Yield Corporate Fund

Vanguard Long-Term Investment-

Grade Fund Vanguard Ultra-Short-

Term Bond Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity

Fund Vanguard Strategic

Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS Vanguard Institutional Index Fund

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

Vanguard Global ex-U.S. Real Estate

Index Fund Vanguard Total World

Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Emerging Markets Bond Fund

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

October 1, 2024

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard Core Tax-Exempt Bond ETF

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt

Bond ETF

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short Duration Tax-Exempt Bond

ETF

Vanguard Tax-Exempt Bond Index Fund

Vanguard Ultra-Short Tax-Exempt Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS

Vanguard New Jersey Long-Term Tax-

Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS

Vanguard New York Long-Term Tax-

Exempt Fund Vanguard New York

Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-

Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value

Fund Vanguard Russell

3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Vanguard Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Commodity

Strategy Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

October 1, 2024

VANGUARD VARIABLE INSURANCE FUNDS Balanced Portfolio

Capital Growth

Portfolio

Diversified Value

Portfolio Equity

Income Portfolio

Growth Portfolio

International

Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND Vanguard Wellesley Income Fund

VANGUARD WELLINGTON FUND Vanguard Short-Term Tax-Exempt Bond ETF

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond

Index Fund Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor

Fund Vanguard

Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary

Index Fund Vanguard Consumer

Staples Index Fund Vanguard

Energy Index Fund

Vanguard Financials Index

Fund Vanguard FTSE

Social Index Fund

Vanguard Health Care

Index Fund Vanguard

Industrials Index Fund

Vanguard Information Technology

Index Fund Vanguard Materials

Index Fund

Vanguard Mega Cap Growth

Index Fund Vanguard Mega Cap

Index Fund Vanguard Mega Cap

Value Index Fund

Vanguard Telecommunication Services

Index Fund Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

NINTH AMENDMENT TO AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

This ninth amendment dated January 6, 2025 (the “Amendment”) is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”"), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties.”

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: ___/s/ Corey A, Groves _____

Name: Corey A. Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: __/s/ Christine Buchanan ____

Name: Christine Buchanan

Title: Chief Financial Officer

APPENDIX A

January 6, 2025

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund Vanguard California Long-Term Tax-Exempt Fund Vanguard California Municipal Money Market Fund

Vanguard California Tax-Exempt Bond ETF

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund Vanguard Short-Term Investment-Grade Fund Vanguard High- Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund Vanguard Ultra-Short-Term Bond Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard 0-3 Month Treasury Bill ETF

Vanguard Institutional Index Fund

Vanguard Ultra-Short Treasury ETF

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Emerging Markets Bond Fund

Vanguard Short Duration Bond ETF

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

January 6, 2025

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard Core Tax-Exempt Bond ETF

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Bond ETF

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short Duration Tax-Exempt Bond ETF

Vanguard Tax-Exempt Bond Index Fund

Vanguard Ultra-Short Tax-Exempt Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS

Vanguard New Jersey Long-Term Tax-Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS

Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Vanguard Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

January 6, 2025

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio Capital Growth Portfolio

Diversified Value Portfolio Equity Income Portfolio Growth Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WELLINGTON FUND

Vanguard Short-Term Tax-Exempt Bond ETF

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund Vanguard Mid-Cap Growth Fund Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund Vanguard Consumer Staples Index Fund Vanguard Energy Index Fund Vanguard Financials Index Fund Vanguard FTSE Social Index Fund Vanguard Health Care Index Fund Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund Vanguard Mega Cap Index Fund Vanguard Mega Cap Value Index Fund Vanguard Telecommunication Services Index Fund Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

TENTH AMENDMENT TO AMENDED AND RESTATED MASTER CUSTODIAN AGREEMENT

This tenth amendment dated April 8, 2025 (the “Amendment”) is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties.”

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: __/s/Corey A. Groves________________

Name: Corey A. Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: ___/s/Christine Buchanan_____________

Name: Christine Buchanan

Title: Chief Financial Officer

APPENDIX A

April 8, 2025

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund Vanguard California Long-Term Tax-Exempt Fund Vanguard California Municipal Money Market Fund

Vanguard California Tax-Exempt Bond ETF

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES

Vanguard Intermediate-Term Investment-Grade Fund Vanguard Short-Term Investment-Grade Fund Vanguard High- Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund Vanguard Ultra-Short-Term Bond Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard 0-3 Month Treasury Bill ETF

Vanguard Institutional Index Fund

Vanguard Ultra-Short Treasury ETF

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS

Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Emerging Markets Bond Fund

Vanguard Short Duration Bond ETF

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

April 8, 2025

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard Core Tax-Exempt Bond ETF

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Bond ETF

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Bond ETF

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short Duration Tax-Exempt Bond ETF

Vanguard Tax-Exempt Bond Index Fund

Vanguard Ultra-Short Tax-Exempt Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS

Vanguard New Jersey Long-Term Tax-Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS

Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund

Vanguard New York Tax-Exempt Bond ETF

VANGUARD OHIO TAX-FREE FUNDS

Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Vanguard Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

April 8, 2025

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio Capital Growth Portfolio

Diversified Value Portfolio Equity Income Portfolio Growth Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WELLINGTON FUND

Vanguard Short-Term Tax-Exempt Bond ETF

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund Vanguard Mid-Cap Growth Fund Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund Vanguard Consumer Staples Index Fund Vanguard Energy Index Fund Vanguard Financials Index Fund Vanguard FTSE Social Index Fund Vanguard Health Care Index Fund Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund Vanguard Mega Cap Index Fund Vanguard Mega Cap Value Index Fund Vanguard Telecommunication Services Index Fund Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund

ELEVENTH AMENDMENT TO

AMENDED AND RESTATED

MASTER CUSTODIAN AGREEMENT

This eleventh amendment dated July 28th, 2025 (the “Amendment”) is to the Amended and Restated Master Custodian Agreement dated September 15, 2017 (the “Agreement”) between State Street Bank and Trust Company, a Massachusetts trust company (the “Custodian”), and each management investment company listed on Appendix A thereto (each, a “Fund”). Custodian and each Fund may be referred to individually as a “Party” or collectively as the “Parties.”

In accordance with Sections 17, 19.5 and 19.6 of the Agreement, the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

l.Appendix A. The current Appendix A to the Agreement is hereby replaced and superseded with the Appendix A attached hereto, effective as of the date hereof; and

2.Except as specifically set forth in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties has caused their duly authorized officers to execute and deliver this Amendment as of the date set forth above.

STATE STREET BANK

AND TRUST COMPANY

By: _/s/Corey A. Groves____________

Name: Corey A. Groves

Title: Managing Director, Authorized Signer

EACH OF THE OPEN-END MANAGEMENT INVESTMENT COMPANIES LISTED ON APPENDIX A

By: _/s/Christine Buchanan____________

Name: Christine Buchanan

Title: Chief Financial Officer

APPENDIX A

July 28th, 2025

VANGUARD BOND INDEX FUNDS

Vanguard Ultra-Short Bond ETF

VANGUARD CALIFORNIA TAX-FREE FUNDS

Vanguard California Intermediate-Term Tax-Exempt Fund

Vanguard California Long-Term Tax-Exempt Fund

Vanguard California Municipal Money Market Fund

Vanguard California Tax-Exempt Bond ETF

VANGUARD CHARLOTTE FUNDS

Vanguard Total International Bond Index Fund Vanguard Total International Bond II Index Fund

VANGUARD CMT FUNDS

Vanguard Municipal Cash Management Fund

VANGUARD EXPLORER FUND

Vanguard Explorer Fund

VANGUARD FENWAY FUNDS

Vanguard PRIMECAP Core Fund

VANGUARD FIXED INCOME SECURITIES FUNDS

Vanguard Intermediate-Term Investment-Grade Fund

Vanguard High-Yield Active ETF

Vanguard High-Yield Corporate Fund

Vanguard Long-Term Investment-Grade Fund

Vanguard Short-Term Investment-Grade Fund

Vanguard Ultra-Short-Term Bond Fund

VANGUARD HORIZON FUNDS

Vanguard Global Equity Fund

Vanguard Strategic Equity Fund

Vanguard Strategic Small-Cap Equity Fund

VANGUARD INDEX FUNDS

Vanguard 500 Index Fund

VANGUARD INSTITUTIONAL INDEX FUNDS

Vanguard 0-3 Month Treasury Bill ETF

Vanguard Institutional Index Fund

Vanguard Ultra-Short Treasury ETF

VANGUARD INTERNATIONAL EQUITY INDEX FUNDS Vanguard Global ex-U.S. Real Estate Index Fund Vanguard Total World Stock Index Fund

VANGUARD MALVERN FUNDS

Vanguard Emerging Markets Bond Fund

Vanguard Short Duration Bond ETF

Vanguard Short-Term Inflation-Protected Securities Index Fund

VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

Vanguard Massachusetts Tax-Exempt Fund

APPENDIX A (continued)

July 28th, 2025

VANGUARD MONTGOMERY FUNDS

Vanguard Market Neutral Fund

VANGUARD MUNICIPAL BOND FUNDS

Vanguard Core Tax-Exempt Bond ETF

Vanguard High-Yield Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Fund

Vanguard Intermediate-Term Tax-Exempt Bond ETF

Vanguard Limited-Term Tax-Exempt Fund

Vanguard Long-Term Tax-Exempt Bond ETF

Vanguard Long-Term Tax-Exempt Fund

Vanguard Municipal Money Market Fund

Vanguard Short Duration Tax-Exempt Bond ETF

Vanguard Tax-Exempt Bond Index Fund

Vanguard Ultra-Short Tax-Exempt Fund

VANGUARD NEW JERSEY TAX-FREE FUNDS Vanguard New Jersey Long-Term Tax-Exempt Fund

VANGUARD NEW YORK TAX-FREE FUNDS Vanguard New York Long-Term Tax-Exempt Fund Vanguard New York Municipal Money Market Fund Vanguard New York Tax-Exempt Bond ETF

VANGUARD OHIO TAX-FREE FUNDS Vanguard Ohio Long-Term Tax-Exempt Fund

VANGUARD PENNSYLVANIA TAX-FREE FUNDS Vanguard Pennsylvania Long-Term Tax-Exempt Fund

VANGUARD QUANTITATIVE FUNDS

Vanguard Growth and Income Fund

VANGUARD SCOTTSDALE FUND

Vanguard Explorer Value Fund

Vanguard Russell 3000 Index Fund

VANGUARD SPECIALIZED FUNDS

Vanguard Dividend Appreciation Index Fund

Vanguard Energy Fund

Vanguard Health Care Fund

VANGUARD TAX-MANAGED FUNDS

Vanguard Developed Markets Index Fund

VANGUARD TRUSTEES' EQUITY FUND

Vanguard Commodity Strategy Fund

Vanguard Emerging Markets Select Stock Fund

Vanguard Global Environmental Opportunities Stock Fund

APPENDIX A (continued)

July 28th, 2025

VANGUARD VARIABLE INSURANCE FUNDS

Balanced Portfolio

Capital Growth Portfolio

Diversified Value Portfolio

Equity Income Portfolio

Growth Portfolio

International Portfolio

Small Company Growth Portfolio

VANGUARD WELLESLEY INCOME FUND

Vanguard Wellesley Income Fund

VANGUARD WELLINGTON FUND

Vanguard Short-Term Tax-Exempt Bond ETF

VANGUARD WHITEHALL FUNDS

Vanguard Emerging Markets Government Bond Index Fund

Vanguard Mid-Cap Growth Fund

Vanguard Selected Value Fund

VANGUARD WINDSOR FUNDS

Vanguard Windsor Fund

Vanguard Windsor II Fund

VANGUARD WORLD FUND

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard FTSE Social Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Mega Cap Growth Index Fund

Vanguard Mega Cap Index Fund

Vanguard Mega Cap Value Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard U.S. Growth Fund

Vanguard Utilities Index Fund